(ICON)

Prudential
Financial
Services
Fund

ANNUAL
REPORT
Nov. 30, 1999

(LOGO)

A Message from the Fund's President          January 7, 2000

(PHOTO)

Dear Shareholder,

The U.S. economy is approaching the record for the longest continued period of expansion in its history. After the U.S. Federal Reserve Bank reduced interest rates in 1998 to help protect the financial system during a crisis of confidence, investors expected the Fed to push up interest rates again. The fear of rising interest rates hurt bank stocks. Investors were also concerned about the creditworthiness of borrowers as the long economic expansion aged. Overall, financial sector stocks declined during our reporting period.

Prudential Financial Services Fund was designed to be sensitive to the factors driving Standard & Poor's SuperComposite 1500 Financials Index--an index that includes large-, mid-, and small-cap stocks. About half of the Fund's assets are managed to reflect the company size and industry composition of that Index. From the June 30, 1999 inception of the Fund to November 30, the Index declined by 7.00%. Prudential Financial Services Fund Class A shares fell by not quite as much, returning -6.40%, in line with the Lipper Average of financial sector funds (-6.32%).

The relative strength of the Fund's regional bank stocks and of two of its largest holdings, Americredit and Capital
One Financial, was offset by the poor performance of some of its insurance and financial services companies.

The period between the inception of this Fund and November 30 has been essentially a falling stock market, with only the outsized returns on technology stocks pulling the average positive. Financials performed poorly, but were not among the worst-performing sectors. In the future, there are likely to be periods when its relative performance is both stronger and weaker. Sector investing may enhance the performance of a diversified portfolio, but it should be part of a broader asset allocation strategy. Prudential recommends that shareholders consult their financial advisors periodically to review their allocations.

Yours sincerely,

John R. Strangfeld
President
Prudential Sector Funds, Inc.--Prudential Financial Services Fund

Performance Review
(PHOTO)  (PHOTO)

Patrick O'Brien and Mark Stumpp
Fund Managers

Investment Goals and Style
Prudential Financial Services Fund seeks to achieve long-term capital appreciation by investing primarily in securities of companies in the banking and financial services group of industries. The Fund has two approximately equal portfolios. Mark Stumpp manages an enhanced index portfolio consisting of securities selected from those in the benchmark Standard & Poor's SuperComposite 1500 Financials Index. Quantitative models are used to create a sample that is representative of the Index, but with overweighted and underweighted holdings designed to increase the likelihood of performing better than the benchmark. Patrick O'Brien manages a concentrated portfolio, holding a relatively small number of securities in which he has the highest confidence.

The financial markets have been acting skittish. One factor is the fear of rising interest rates. We think many investors exaggerate the damage that rising interest rates do to lenders' income, but they do exacerbate credit concerns. Stock investors have been avoiding stocks of smaller or troubled companies to an extent not seen since the early 1990s. Although the general outlook for the financial sector is good, stock prices in the sector reflected these credit concerns, as well as fear of rising interest rates.

Banks
Both the enhanced index and concentrated portfolios of the Fund were underweighted in both money center and regional banks on November 30, 1999, compared to the S&P 1500 Financials Index. Of course, the concentrated portfolio had a much more distinct de-emphasis. We are not pessimistic about the banks' business fundamentals, but are wary of the lack of a visible source of earnings growth. Over our reporting period, this underweighting helped our performance, as the banking industry trailed the market by quite a bit. Nonetheless, some of our bank stocks--Credit Lyonnais, Bank One, and UnionBanCal (Union
Bank of California)--made particularly large contributions to our return. The latter two are regional U.S. banks.
Credit Lyonnais had been poorly managed as a government-owned bank. It was privatized under new management earlier in 1999, with most of its bad loans segregated into a separate entity. The stock performed well, and we took our profits in December after the close of our reporting period.

Our return was hurt by our investment in Hanvit Bank, a Korean bank that owned a substantial part of Daewoo.
Daewoo's debts turned out to be larger than had been publicly known. Although the loss will be significant, the market is also reacting to the uncertainty about
Daewoo's status. We expect the situation to clarify in 2000, with some recovery in Hanvit's stock.

Insurance
We also had de-emphasized insurance companies in our concentrated portfolio. Pricing in the important property/casualty business has been declining for 10 to 12 years, and companies are reporting poor results. As they lose money, the amount of insurance that can be written by the group in the aggregate drops--some companies leave the business while others no longer have the reserves to write new policies. As capacity to write policies drops, pricing will correct.
That appears to be happening now, and our commitment to the industry has increased since the close of the reporting period.

Some of the insurance companies we did hold had a negative impact. Fremont General was a nationwide insurance company operating in niche markets, including workers' compensation. Its California workers' compensation business was losing money.
Fremont, which had claimed to be adequately covered by reinsurance, was not covered. We sold most of our holding.

Savings and loans
Savings and loan stocks are very inexpensive compared to the sector as a whole. We have a strong focus on the group.
It is a volatile industry whose prices respond sharply to changes in its business environment. Prices have been declining in anticipation of higher interest rates, and we expect to invest more when we think the group is approaching a market bottom.

Financial services
Our financial services holdings made the strongest contribution to our returns. Americredit, Capital
One, MBNA, and Providian are among the largest holdings in our concentrated portfolio (see table of Five Largest
Holdings). These consumer credit companies are benefiting from the strong economy and high levels of consumer spending. If the U.S. economy continues on the path of moderate growth that many economists expect, we think this group will continue to do well.However, our return was hurt by our investment in Conseco, a diversified financial services company that bought
Green Tree Financial, the largest lender for mobile homes in the United States. When the credit markets tightened up, Conseco was unable to "securitize" Green
Tree's loans (convert them into salable bonds) and so had liquidity problems. In December (after the end of our reporting period), Conseco's debt was upgraded by two ratings companies.

Our investment banks--notably Lehman Brothers and Goldman Sachs--are benefiting from the booming stock market and significant stock offerings and acquisition activity. Their primary business is advising on stock issuance and merger and acquisition activity. They had a very good year, and their share prices reflected that.

Government agencies that lend for housing and student loans also have had strong performances. SLM Holding
("Sallie Mae"),

Performance at a Glance
Cumulative Total Returns1                            As of 11/30/99
                                          Since Inception2                    Since Inception2
                                       (Without sales charge)               (With sales charge)
Class A                                  -6.40%  (-6.50%)                    -11.08%  (-11.18%)
Class B                                  -6.70   (-6.80)                     -11.37   (-11.46)
Class C                                  -6.70   (-6.80)                      -8.56    (-8.65)
Class Z                                  -6.40                                -6.40
Lipper Financial Services Fd. Avg.3      -6.32                                 N/A

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented.
The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative total returns would have been lower as indicated in parentheses ( ).

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 The Lipper Since Inception return is for all funds in each share class in the Financial Services Fund category. The Lipper average is unmanaged. Financial
Services funds invest 65% of their equity securities in companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms.

Review Cont'd.

which was fully privatized in 1997, serves the student loan market with funding and operational support. It is among our largest holdings.

Looking Ahead
The U.S. economy is beginning to slow of its own accord, so the Federal Reserve may leave interest rates alone, which would be helpful to financial services stocks.
Should the Fed increase rates, or the global demand for capital push them up, bank stocks can be expected to suffer. However, the improving global economic situation means that credit spreads are likely to come down from levels that are near historical highs. The world is no longer as dangerous a place to lend as it appeared in 1998. This trend should help financial stocks. In short, the improving global economy has both positive and negative aspects--positive through the impact on credit evaluations, and negative through the impact on interest rates. We will be monitoring the balance of these offsetting trends.

Portfolio Composition
Expressed as a percentage of net assets
as of 11/30/99
Financial Services     44.9%
Banks                  33.9
Insurance              13.7
Savings & Loans         5.0
Miscellaneous           1.8
Cash & Equivalents      0.7

Five Largest Holdings--Concentrated Portfolio            As of 11/30/99
Security/Industry Group
% of Total Concentrated
Portfolio Market Value          Comments

AmeriCredit
Financial Services
10.8%                           The only sub-prime auto lender to
                                survive the four- to five-year shakeout.
                                A specialist in sub-prime lending,
                                AmeriCredit now has little competition.
                                Credit quality is improving while originations are growing at about 40% a year. A large contributor to our return this reporting period.


Capital One Financial
Financial Services
7.7% Well-run, rapidly growing credit card company. Can tailor an offering to a customer from among its 6,000 different cards. Purchased at a low price/earnings ratio, made a large contribution to our return in this reporting period.


SLM Holding
Financial Services
5.8% Commonly known as "Sallie Mae," buys student loans from their originators and also provides account servicing and other operational support for federally guaranteed student loans.


MBNA
Financial Services
4.9% Master of the affinity group niche among credit card issuers--the most profitable niche. Affinity groups have lower default and attrition rates than other groups. MBNA also made a substantial contribution to our return this period.


Providian
Financial Services
4.5% Specializes in issuing secured credit cards at relatively high interest rates to customers who have poor credit histories. With secured cards, customers first establish savings accounts that serve as security for the loans.
                                Pricing is adjusting to the borrower's
                                risk profile. Net income grew 55% in
                                1998.

Five Largest Holdings--Enhanced Index Portfolio     As of 11/30/99
                                       Industry          % of Total Enhanced      % of S&P SC
Security                                 Group           Index Market Value     Financials Index*
Citigroup, Inc.                      Financial Svcs.           9.4                  10.2
American International Group, Inc.     Insurance               8.2                   9.1
Bank of America Corp.                Financial Banks           5.8                   5.7
Morgan Stanley Dean Witter           Financial Svcs.           3.9                   3.8
Wells Fargo                          Financial Banks           3.7                   4.3

*Source: Standard & Poor's, based on data retrieved by Factset.

                                      PRUDENTIAL SECTOR FUNDS, INC.
Portfolio of Investments as
of November 30, 1999                  PRUDENTIAL FINANCIAL SERVICES FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--99.3%
COMMON STOCKS
------------------------------------------------------------
Banks - Major--20.7%
   51,800   Bank of America Corp.                  $   3,030,300
   16,800   Bank of New York Co., Inc.                   669,900
   34,700   Bank One Corp.                             1,223,175
    6,200   BB&T Corp.                                   199,175
   35,700   Chase Manhattan Corp.                      2,757,825
    5,500   Comerica, Inc.                               291,500
   31,600   First Union Corp.                          1,222,525
   60,301   FleetBoston Financial Corp.                2,280,132
   23,300   KeyCorp                                      629,100
   10,300   Mellon Financial Corp.                       375,306
    4,900   Morgan (J.P.) Securites, Inc.                644,350
   16,900   National City Corp.                          421,444
    8,800   PNC Bank Corp.                               490,600
    2,600   Republic New York Corp.                      183,788
    5,100   SouthTrust Corp.                             197,944
   80,700   Sovereign Bancorp, Inc.                      716,212
    2,700   State Street Corp.                           198,281
    7,800   Summit Bancorp.                              254,475
    8,000   SunTrust Banks, Inc.                         559,000
   84,200   U.S. Bancorp.                              2,878,587
    4,400   Wachovia Corp.                               340,725
   41,700   Wells Fargo & Co.                          1,939,050
                                                   -------------
                                                      21,503,394
------------------------------------------------------------
Banks - Mid-sized--10.4%
    9,400   AmSouth Bancorp.                             212,088
   32,300   Bank United Corp.                          1,150,687
    2,600   Compass Bancshares, Inc.                      65,975
   65,000   Credit Lyonnais(a) (France)                2,171,896
    7,800   Fifth Third Bancorp.                         546,000
    3,300   First Security Corp.                          92,813
      200   First Virginia Banks, Inc.                     9,075
   19,336   Firstar Corp.                                502,736
  354,000   Hanvit Bank GDR(a)                         2,168,250
   24,600   Hibernia Corp.                               312,112
    1,600   Marshall & Ilsley Corp.                      107,100
    1,700   Mercantile Bankshares Corp.            $      58,491
    1,400   Northern Trust Corp.                         135,538
   39,700   Pacific Century Financial Corp.              779,112
    6,100   Regions Financial Corp.                      167,369
    2,800   Synovus Financial Corp.                       56,000
   49,300   Union Bank of California N.A.              2,172,281
    3,400   Union Planters Corp.                         144,925
                                                   -------------
                                                      10,852,448
------------------------------------------------------------
Banks - Smaller--2.8%
    1,600   Associated BancCorp.                          62,500
      100   Banknorth Group, Inc.                          3,047
   95,800   BankUnited Financial Corp.(a)                835,256
   15,800   BostonFed Bancorp, Inc.                      258,725
      900   CCB Financial Corp.                           39,038
      500   Centura Banks, Inc.                           23,250
      200   Chittenden Corp.                               6,463
    3,900   City National Corp                           140,644
    2,000   Cullen/Frost Bankers, Inc.                    57,000
    2,200   FirstMerit Corp.                              57,131
    4,017   Hudson United Bancorp.                       124,025
      700   Keystone Financial, Inc.                      16,450
    6,800   North Fork Bancorp., Inc.                    136,850
   37,000   Philadelphia Consolidated Holding
               Corp.(a)                                  541,125
    6,100   Provident Bankshares Corp.                   120,856
    3,300   Provident Financial Group, Inc.              130,144
    9,200   Riggs National Corp.                         130,525
    1,400   Silicon Valley Bancshares                     51,537
    1,700   Susquehanna Bancshares, Inc.                  29,431
    1,900   Union Acceptance Corp.(a)                     14,131
      200   United Bankshares, Inc.                        4,950
    1,200   Whitney Holding Corp.                         45,600
    1,300   Zions Bancorp                                 83,931
                                                   -------------
                                                       2,912,609
------------------------------------------------------------
Financial Companies--23.4%
  331,000   Americredit Corp.(a)                       5,627,000
   17,300   Associates First Capital Corp.               575,225
   88,600   Capital One Financial Corp.                4,125,437

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL SECTOR FUNDS, INC.
Portfolio of Investments as
of November 30, 1999                  PRUDENTIAL FINANCIAL SERVICES FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Financial Companies (cont'd.)
    4,700   Countrywide Credit Industries, Inc.    $     132,188
   25,700   Fannie Mae                                 1,712,263
   64,500   First Sierra Financial, Inc.(a)            1,374,656
   39,500   Freddie Mac                                1,950,312
   35,500   Hilb, Rogal & Hamilton Co.                   962,938
   12,600   Household International, Inc.                498,488
  125,800   MBNA Corp.                                 3,176,450
    7,000   Metris Cos., Inc.                            221,375
  123,000   Onyx Acceptance Corporation(a)               891,750
   63,700   SLM Holding Corp.                          3,157,131
                                                   -------------
                                                      24,405,213
------------------------------------------------------------
Financial Services - Diversified--13.8%
   11,200   American Express Co.                       1,694,700
       30   Berkshire Hathaway, Inc. (Class
               A)(a)                                   1,719,000
      300   Berkshire Hathaway, Inc. (Class
               B)(a)                                     559,500
   90,000   Blackrock, Inc.(a)                         1,653,750
  111,200   Citigroup, Inc.                            5,990,900
   34,400   Providian Financial Corp.                  2,721,900
                                                   -------------
                                                      14,339,750
------------------------------------------------------------
Insurance - Accident & Health--1.0%
    4,600   Aflac, Inc.                                  220,225
    9,900   Torchmark Corp.                              314,325
   14,736   UnumProvident Corp.                          479,841
                                                   -------------
                                                       1,014,391
------------------------------------------------------------
Insurance - Brokers/Services--0.6%
    4,900   Aon Corp.                                    174,869
      700   Blanch (E.W.) Holdings, Inc.                  40,600
    5,500   Marsh & McLennan Cos., Inc.                  432,437
                                                   -------------
                                                         647,906
------------------------------------------------------------
Insurance - Life--2.7%
    6,600   American General Corp.                       483,863
   48,500   Conseco, Inc.                                982,125
    4,590   Delphi Financial Group, Inc.(a)              142,290
    1,200   Jefferson-Pilot Corp.                         81,450
    4,900   Lincoln National Corp.                 $     204,269
    1,000   Protective Life Corp.                         32,000
   23,500   Reinsurance Group of America, Inc.           721,156
    4,700   ReliaStar Financial Corp.                    204,450
                                                   -------------
                                                       2,851,603
------------------------------------------------------------
Insurance - Multi-line--5.9%
   32,700   Allstate Corp.                               856,331
   41,625   American International Group, Inc.         4,297,781
    4,400   CIGNA Corp.                                  361,900
   10,100   Hartford Financial Services Group,
               Inc.                                      471,544
      400   Old Kent Financial Corp.                      16,225
    2,500   SAFECO Corp.                                  59,219
    1,300   Unitrin, Inc.                                 48,506
                                                   -------------
                                                       6,111,506
------------------------------------------------------------
Insurance - Property & Casualty--2.1%
    5,900   Allmerica Financial Corp.                    325,606
    7,000   American Financial Group, Inc.               188,562
    3,747   Chubb Corp.                                  200,699
      200   Cincinnati Financial Corp.                     6,700
    9,200   Everest Reinsurance Holdings, Inc.           218,500
   31,700   Fremont General Corp.                        160,481
    5,400   Loews Corp.                                  345,600
   19,400   Old Republic International Corp.             242,500
    7,900   Selective Insurance Group, Inc.              138,250
   12,900   St. Paul Cos., Inc.                          389,419
                                                   -------------
                                                       2,216,317
------------------------------------------------------------
Insurance - Specialty--1.4%
    6,300   Ambac Financial Group, Inc.                  343,350
    8,800   Enhance Financial Services Group,
               Inc.                                      150,700
    4,500   Fidelity National Financial, Inc.             67,781
    3,500   First American Financial Corp.                45,063
    7,400   MBIA, Inc.                                   370,000
    2,300   MGIC Investment Corp.                        129,950
      600   Radian Group, Inc.                            29,325
    5,450   The PMI Group, Inc.                          272,159
                                                   -------------
                                                       1,408,328

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                      PRUDENTIAL SECTOR FUNDS, INC.
Portfolio of Investments as
of November 30, 1999                  PRUDENTIAL FINANCIAL SERVICES FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Investment Bankers/Brokers/Services--7.3%
    8,400   Bear Stearns & Co., Inc.               $     342,825
      300   Dain Rauscher Corp.                           14,606
    1,800   E* TRADE Group, Inc.(a)                       54,113
    1,700   Edwards (A.G.), Inc.                          50,575
   16,000   Goldman Sachs & Co.                        1,202,000
   26,100   Lehman Brothers, Inc.                      1,993,387
   10,500   Merrill Lynch, Pierce, Fenner &
               Smith, Inc.                               846,562
   16,800   Morgan Stanley Dean Witter                 2,026,500
    8,600   PaineWebber, Inc.                            337,013
      700   Raymond James Financial, Inc.                 13,169
   19,600   Schwab (Charles) Corp.                       743,575
                                                   -------------
                                                       7,624,325
------------------------------------------------------------
Investment Managers--0.4%
      700   Eaton Vance Corp.                             25,156
    6,500   Franklin Resources, Inc.                     204,344
    5,700   T. Rowe Price & Associates, Inc.             205,200
                                                   -------------
                                                         434,700
------------------------------------------------------------
Miscellaneous--1.8%
   18,100   First Data Corp.                             782,825
   36,700   Speedway Motorsports, Inc.(a)              1,048,244
                                                   -------------
                                                       1,831,069
------------------------------------------------------------
Savings & Loan Associations--5.0%
    8,600   Astoria Financial Corp.                      271,169
      200   Carolina First Corp.                           4,088
   54,695   Charter One Financial, Inc.(a)             1,186,198
    3,500   Commercial Federal Corp.               $      63,656
   17,000   Dime Bancorp, Inc.                           310,250
    2,700   Golden West Financial Corp.                  272,531
   10,500   GreenPoint Financial Corp.                   265,781
    6,000   MAF Bancorp., Inc.                           133,125
    1,000   TCF Financial Corp.                           28,313
   58,300   Washington Mutual, Inc.                    1,690,700
    7,800   Webster Financial Corp.                      207,675
   55,000   Westcorp                                     807,812
                                                   -------------
                                                       5,241,298
                                                   -------------
            Total long-term investments
               (cost $106,243,129)                   103,394,857
                                                   -------------
SHORT-TERM INVESTMENT--0.1%
------------------------------------------------------------
Principal Amount
(000)
REPURCHASE AGREEMENT
$     114   Joint Repurchase Agreement Account,
               5.51%, 12/1/99
               (cost $114,000; Note 5)                   114,000
------------------------------------------------------------
Total Investments--99.4%
            (cost $106,357,129; Note 4)              103,508,857
            Other assets in excess of
               liabilities--0.6%                         673,401
                                                   -------------
            Net Assets--100%                       $ 104,182,258
                                                   -------------
                                                   -------------

---------------
(a) Non-income producing security.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                           PRUDENTIAL SECTOR FUNDS, INC.
Statement of Assets and Liabilities        PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

Assets                                                                                                      November 30, 1999
Investments, at value (cost $106,357,129)...............................................................        $ 103,508,857
Foreign currency, at value ($2,167,107).................................................................            2,106,788
Receivable for investments sold.........................................................................            1,733,275
Receivable for Fund shares sold.........................................................................              511,439
Prepaid expenses and other assets.......................................................................               87,686
Dividends and interest receivable.......................................................................               82,567
                                                                                                              -----------------
   Total assets.........................................................................................          108,030,612
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................            2,288,991
Bank overdraft..........................................................................................              977,326
Payable for Fund shares reacquired......................................................................              296,777
Accrued expenses........................................................................................              163,077
Distribution fee payable................................................................................               69,506
Management fee payable..................................................................................               52,677
                                                                                                              -----------------
   Total liabilities....................................................................................            3,848,354
                                                                                                              -----------------
Net Assets..............................................................................................        $ 104,182,258
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     111,606
   Paid-in capital in excess of par.....................................................................          110,090,244
                                                                                                              -----------------
                                                                                                                  110,201,850
   Accumulated net realized loss on investments.........................................................           (3,111,001)
   Net unrealized depreciation on investments and foreign currencies....................................           (2,908,591)
                                                                                                              -----------------
Net assets, November 30, 1999...........................................................................        $ 104,182,258
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($22,050,199 / 2,356,793 shares of common stock issued and outstanding)...........................                $9.36
   Maximum sales charge (5% of offering price)..........................................................                  .49
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $9.85
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($50,252,013 / 5,387,808 shares of common stock issued and outstanding)...........................                $9.33
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($26,938,531 / 2,888,275 shares of common stock issued and outstanding)...........................                $9.33
   Sales charge (1% of offering price)..................................................................                  .09
                                                                                                              -----------------
   Offering price to public.............................................................................                $9.42
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($4,941,515 / 527,726 shares of common stock issued and outstanding)..............................                $9.36
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL FINANCIAL SERVICES FUND
Statement of Operations
------------------------------------------------------------

                                               June 30, 1999(a)
                                                    Through
Net Investment Loss                            November 30, 1999
Income
   Dividends................................      $   588,803
   Interest.................................           80,470
                                               -----------------
      Total income..........................          669,273
                                               -----------------
Expenses
   Management fee...........................          302,913
   Distribution fee--Class A................           22,399
   Distribution fee--Class B................          186,461
   Distribution fee--Class C................          106,852
   Transfer agent's fees and expenses.......           82,000
   Custodian's fees and expenses............           67,000
   Amortization of prepaid offering costs...           63,000
   Audit fee and expenses...................           26,000
   Reports to shareholders..................           17,000
   Legal fees and expenses..................           13,000
   Organizational expenses..................           12,500
   Directors' fees..........................           12,000
   Miscellaneous............................            1,736
                                               -----------------
      Total expenses........................          912,861
   Less: Management fee waiver..............          (60,582)
                                               -----------------
      Net expenses..........................          852,279
                                               -----------------
Net investment loss.........................         (183,006)
                                               -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions..................       (3,105,832)
   Foreign currency transactions............            1,381
                                               -----------------
                                                   (3,104,451)
                                               -----------------
Net unrealized depreciation on:
   Investments..............................       (2,848,272)
   Foreign currencies.......................          (60,319)
                                               -----------------
                                                   (2,908,591)
                                               -----------------
Net loss on investments and foreign
   currencies...............................       (6,013,042)
                                               -----------------
Net Decrease in Net Assets
Resulting from Operations...................      $(6,196,048)
                                               -----------------
                                               -----------------
---------------
(a) Commencement of investment operations.

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL FINANCIAL SERVICES FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                             June 30, 1999(a)
Increase (Decrease) in                            Through
Net Assets                                   November 30, 1999
Operations
   Net investment loss.....................    $    (183,006)
   Net realized loss on investments and
      foreign currency transactions........       (3,104,451)
   Net unrealized depreciation of
      investments and foreign currency
      transactions.........................       (2,908,591)
                                             -----------------
   Net increase (decrease) in net assets
      resulting from operations............       (6,196,048)
                                             -----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold...........      122,605,417
   Cost of shares reacquired...............      (12,227,111)
                                             -----------------
   Net increase in net assets from Fund
      share transactions...................      110,378,306
                                             -----------------
Total increase.............................      104,182,258
Net Assets
Beginning of period(a).....................               --
                                             -----------------
End of period..............................    $ 104,182,258
                                             -----------------
                                             -----------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                       PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements          PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
Prudential Sector Funds, Inc. (the 'Company'), formerly known as Prudential Utility Fund, Inc., is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Company presently consists of four separate funds, one of which is Prudential Financial Services Fund (the 'Fund'). The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equities of companies that provide financial services.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange and NASDAQ National Market System securities are valued at the last sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.
--------------------------------------------------------------------------------
                                       8

                                         PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements            PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
Net investment income or loss (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Offering and Organization Costs: The Fund incurred approximately $162,500 in connection with the organization of the Fund. Organization costs of $12,500 were expensed and offering costs of $150,000 are being amortized over a period of 12 months ending June 2000.

Reclassification of Capital Accounts: The Company accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment loss by $183,006, increase accumulated net realized loss on investments by $6,550 and decrease paid-in-capital by $176,456 for realized foreign currency gains, a net operating loss and certain expenses not deductible for tax purposes during the period ended November 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund. PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $60,582 ($.005 per share) for the period ended November 30, 1999. The Fund is not required to reimburse PIFM for such waiver.
The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of average daily net assets of the Class A shares and 1% of the average daily net assets of both the Class B and C shares for the period ended November 30, 1999.

PIMS has advised the Fund that it received approximately $682,100 and $296,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended November 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended November 30, 1999, it received approximately $51,200 and $17,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the period
--------------------------------------------------------------------------------
                                       9

                                     PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements        PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
ended November 30, 1999, the Fund incurred fees of approximately $75,100 for the services of PMFS. As of November 30, 1999, approximately $15,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended November 30, 1999, were $146,979,273 and $37,630,312, respectively.

The federal income tax basis of the Fund's investments at November 30, 1999 was $106,699,839 and, accordingly, net unrealized depreciation for federal income tax purposes was $3,190,982 (gross unrealized appreciation--$5,804,282; gross unrealized depreciation--$8,995,264).

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 1999, of approximately $2,019,000 which expires in 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

The Fund will elect for United States federal income tax purposes, to treat net short-term capital losses of approximately $744,000 incurred in the one month ended November 30, 1999 as having been incurred in the following fiscal year.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1999, the Fund had a .02% undivided interest in the joint account. The undivided interest for the Fund represented $114,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear Stearns & Co., Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.

Deutsche Bank Securities Inc., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.

Goldman Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read, Inc., 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of $.01 par value per share common stock divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
--------------------------------  ------------    ---------------
June 30, 1999(a)through
  November 30, 1999:
Shares sold.....................     2,858,418    $    28,192,142
Shares reacquired...............      (502,545)        (4,744,998)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     2,355,873         23,447,144
Shares issued upon conversion
  from Class B..................           920              8,172
                                  ------------    ---------------
Net increase in shares
  outstanding...................     2,356,793    $    23,455,316
                                  ------------    ---------------
                                  ------------    ---------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       10

                                   PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements      PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

Class B                              Shares           Amount
--------------------------------  ------------    ---------------
June 30, 1999(a)through
  November 30, 1999:
Shares sold.....................     5,716,187    $    56,000,581
Shares reacquired...............      (327,458)        (3,022,153)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     5,388,729         52,978,428
Shares reacquired upon
  conversion into Class A.......          (921)            (8,172)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................     5,387,808    $    52,970,256
                                  ------------    ---------------
                                  ------------    ---------------
Class C
--------------------------------
June 30, 1999(a)through
  November 30, 1999:
Shares sold.....................     3,189,081    $    31,470,302
Shares reacquired...............      (300,806)        (2,814,482)
                                  ------------    ---------------
Net increase in shares
  outstanding...................     2,888,275    $    28,655,820
                                  ------------    ---------------
                                  ------------    ---------------
Class Z
--------------------------------
June 30, 1999(a)through
  November 30, 1999:
Shares sold.....................       703,918    $     6,942,392
Shares reacquired...............      (176,192)        (1,645,478)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       527,726    $     5,296,914
                                  ------------    ---------------
                                  ------------    ---------------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------
                                       11

                                     PRUDENTIAL SECTOR FUNDS, INC.
Financial Highlights                 PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

                                                                      Class A               Class B               Class C
                                                                 -----------------     -----------------     -----------------
                                                                 June 30, 1999(c)      June 30, 1999(c)      June 30, 1999(c)
                                                                      Through               Through               Through
                                                                 November 30, 1999     November 30, 1999     November 30, 1999
                                                                 -----------------     -----------------     -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................         $ 10.00               $ 10.00               $ 10.00
                                                                       ------                ------                ------
Income from investment operations
Net investment income (loss).................................              --(b)               (.02)                 (.02)
Net realized and unrealized losses on investment and foreign
   currency transactions.....................................            (.64)                 (.65)                 (.65)
                                                                       ------                ------                ------
   Total from investment operations..........................            (.64)                 (.67)                 (.67)
                                                                       ------                ------                ------
Net asset value, end of period...............................         $  9.36               $  9.33               $  9.33
                                                                       ------                ------                ------
                                                                       ------                ------                ------
TOTAL RETURN(a)..............................................           (6.40)%               (6.70)%               (6.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................         $22,050               $50,252               $26,939
Average net assets (000).....................................         $21,235               $44,194               $25,325
Ratios to average net assets:(d)(e)
   Expenses, including distribution fees.....................            1.58%                 2.33%                 2.33%
   Expenses, excluding distribution fees.....................            1.33%                 1.33%                 1.33%
   Net investment income.....................................             .09%                 (.69)%                (.66)%
For Class A, B, C and Z shares:
   Portfolio turnover rate...................................              39%
                                                                    Class Z
                                                               -----------------
                                                               June 30, 1999(c)
                                                                    Through
                                                               November 30, 1999
                                                               -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $ 10.00
                                                                      -----
Income from investment operations
Net investment income (loss).................................           .01
Net realized and unrealized losses on investment and foreign
   currency transactions.....................................          (.65)
                                                                      -----
   Total from investment operations..........................          (.64)
                                                                      -----
Net asset value, end of period...............................       $  9.36
                                                                      -----
                                                                      -----
TOTAL RETURN(a)..............................................         (6.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................       $ 4,941
Average net assets (000).....................................       $ 4,972
Ratios to average net assets:(d)(e)
   Expenses, including distribution fees.....................          1.33%
   Expenses, excluding distribution fees.....................          1.33%
   Net investment income.....................................           .35%
For Class A, B, C and Z shares:
   Portfolio turnover rate...................................

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of investment operations.
(d) Net of management fee waiver.
(e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                        PRUDENTIAL SECTOR FUNDS, INC.
Report of Independent Accountants       PRUDENTIAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Financial Services Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Financial Services Fund (the 'Fund') at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2000
--------------------------------------------------------------------------------
                                       13

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:Performance at a Glance

Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods.
The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Comparing a $10,000 Investment
------------------------------------------------------------------
Prudential Financial Services Fund vs. the S&P SuperComposite 1500 and the S&P SC Financials Index

Class A
(GRAPH)

Class A
(GRAPH)


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential Financial Services Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's SuperComposite 1500 Index (S&P SuperComposite 1500) and the Standard & Poor's SuperComposite Financials Index (S&P SC Financials Index) by portraying the initial account values of Class A, B, C, and Z shares at the commencement of operations (June 30, 1999), and at the end of the fiscal year (November 30), as measured on a quarterly basis. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on November
30, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. Since the Fund has been in existence less than one year, no average annual total returns are presented.

Class C
(GRAPH)

Class Z
(GRAPH)

The S&P SuperComposite 1500 is an unmanaged index that is a combination of the S&P 500 Index (Standard & Poor's
500 Index comprises 500 large, established, publicly traded stocks), the S&P Mid-Cap 400 Index (Standard &
Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500), and the S&P SmallCap 600 Index (Standard & Poor's 600 Index comprises 600 small capitalization stocks) which provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization. The S&P SC Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financials sector of the S&P SuperComposite 1500. Both Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the S&P
SuperComposite 1500 and the S&P SC Financials Index may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class     NASDAQ     Cusip
  A        --      74437K103
  B        --      74437K202
  C        --      74437K301
  Z        --      74437K400


Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795


Prudential Investments is a unit of The Prudential
Insurance Company of America, 751 Broad Street,
Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF188E

(ICON)

Prudential
Health
Sciences
Fund

ANNUAL
REPORT
Nov. 30, 1999

(LOGO)

A Message from the Fund's President          January 7, 2000
(PHOTO)

Dear Shareholder,

As the average age increases in countries with developed economies, the market for health- care products and services continues to grow. Prudential Health Sciences Fund provides a way to participate in that sector of the economy. The Fund was designed to be sensitive to the factors driving the Standard & Poor's SuperComposite Health Care Index (S&P SC Health Care Index)--an index that includes large-, mid-, and small-cap health-related stocks. About half of the Fund's assets are managed to reflect the company size and industry composition of that Index. From the June 30, 1999 inception of the Fund to November 30, however, the Index return has been essentially flat (a gain of only 0.54%), despite sound business fundamentals and considerable consolidation activity in the pharmaceutical industry, its dominant component. This group was hurt by concerns that the U.S. government would fund Medicare coverage of drugs, an action that could decrease pricing power for the industry. In addition, money flowed out of the sector into areas such as technology, which is a perceived beneficiary of the "new economy."
Other than healthcare, all sectors--except technology and communication services--had negative returns during the period.

Nonetheless, the Lipper Health/Biotechnology Average of health sector mutual fund returns gained 6.83%. Prudential Health Sciences Fund's Class A shares topped that by nearly two percentage points with a return of 8.60%. Its superior performance came from its concentrated portfolio, including biotechnology stocks, such as Amgen and ViroPharma, and Internet-related healthcare stocks, such as Allscripts and Sciquest. The portfolio managers describe their strategy in their report on the following pages.

This reporting period has been essentially one of a falling stock market, with only the outsized returns on technology stocks pulling the average positive. In this environment, the return of Prudential Health Sciences Fund should be viewed as very strong.

Despite the health sector's flat return over our reporting period, it had the third best performance of S&P SuperComposite 1500 sectors. There are likely to be periods when its relative performance is either stronger or weaker. Sector investing may enhance the performance of a diversified portfolio, but it should be part of a broader asset allocation strategy. Prudential recommends that shareholders consult their financial advisors periodically to review their allocations.

Yours sincerely,

John R. Strangfeld
President
Prudential Sector Funds, Inc.--Prudential Health Sciences Fund

Performance Review
(PHOTO) (PHOTO) (PHOTO)

Kathleen McCarragher, David Chan,
 and John Van Belle, Ph.D
Fund Managers

Investment Goals and Style
Prudential Health Sciences Fund seeks to achieve long-term capital appreciation. It invests primarily in securities of companies in the drug, healthcare, medicine, medical device, and biotechnology industries. The Fund creates two approximately equal portfolios: John Van Belle manages an enhanced index portfolio consisting of securities selected from those in the benchmark Standard & Poor's
SuperComposite Health Care Index (S&P SC Health Care
Index). Quantitative models are used to create a sample that is representative of the Index, but with overweighted and underweighted holdings designed to increase the likelihood of performing better than the benchmark. David Chan and Kathleen McCarragher actively manage a concentrated portfolio, holding a relatively small number of securities in which they have the highest confidence.

The sector core
Large drug companies dominate the S&P SC Health Care
Index, with only five companies accounting for 51% of its performance, and the next five accounting for a further 25%. Nine of these 10 are drug companies.
As of November 30, these companies made
up eight of the 10 largest holdings of Prudential
Health Sciences Fund as well (including both the enhanced index and concentrated portfolios). Although this focus on drug companies is intended to hold down the difference between the Fund's return and the Index, the Fund outperformed the sector by a large margin, primarily due to the selection of biotechnology and Internet-related stocks in its concentrated portfolio.

New products from biotechnology
The biotechnology industry has developed a host of new products with strong earnings potential. ViroPharma was among the concentrated portfolio's largest holdings at period end, and among the largest contributors to the Fund's superior performance. Its oral drug Pleconaril is in late-phase clinical trial for treating viral meningitis and viral respiratory infections, and could reach the market as early as late 2000.

Amgen, another large contributor to our return, is one of the largest biotechnology companies. It continues to introduce new products, investing a fourth of its sales revenues on research and development. It is launching a new drug--NESP--that is expected to be a blockbuster. NESP is a long-acting version of its best-selling anti-anemia drug Epogen, which also allows the company to enter new multibillion dollar markets in the oncology field. It also can market NESP directly in Europe, whereas Epogen's European rights had been licensed to another firm. We also had a substantial boost from QLT PhotoTherapeutics, which will soon launch Visudyne, the first treatment for the wet form of macular degeneration that can lead to blindness.
We project sales of more than $500 million a year.

The Internet even in a health fund?
Internet technology is expected to transform healthcare as much as it is changing other industries. A large contribution to our return came from Allscripts, which made its initial public offering of stock in July, and saw its shares appreciate by 83% by November 30. The gain actually began in October, as investors began to understand the potential of its "TouchScript" product, which allows physicians to prescribe and reorder drugs over the Internet using a small, wireless handheld device. Physicians can prescribe drugs with three touches on this device, and the prescription can be checked for compliance with an HMO's list of approved drugs, as well as for interactions with other drugs that might cause safety problems.


We also benefited from our holdings in Sciquest.com. This healthcare business-to-business Internet site allows research laboratories to purchase laboratory supplies and chemical reagents. It offers access to more than 8,000 suppliers and 550,000 products.

And some negative impacts. We had some losses as well.
Some, such as Quintiles Transnational, we sold. It had an unexpected and unexplained earnings shortfall. We no longer believed we had a clear view of its earnings power, so we sold the stock and took our losses. In other cases, we thought falling prices represented buying opportunities.
We own Aviron, which has a flu vaccine that can be delivered through a nasal spray. This has great potential for vaccinating children for the flu--a largely unserved market today. Manufacturing problems delayed the drug's introduction and the share price fell, but we think the earnings potential remains. Visx stock declined because many investors were uncertain about its ability to enforce its patents on laser vision correction, a view we do not share.

Performance at a Glance

Cumulative Total Returns1                            As of 11/30/99
                            Since Inception2         Since Inception2
                         (Without sales charge)     (With sales charge)
Class A                         8.60%                      3.17%
Class B                         8.30                       3.30
Class C                         8.30                       6.22
Class Z                         8.80                       8.80
Lipper Health/
 Biotechnology Fd. Avg.3        7.00                        N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 The Lipper Since Inception return is for all funds in each share class in the Health/Biotechnology Fund category. The
Lipper average is unmanaged. Health/Biotechnology funds invest at least 65% of their assets in equity securities of companies engaged in healthcare, medicine, and biotechnology.

Review Cont'd.

After the end of our reporting period, we added substantially to our holdings.

Looking Ahead
The valuations (relative value in terms of how much earnings, book value, and cash flow an invested dollar buys) of the drug industry are very attractive, and the business outlook is good. The outlook for stock prices should be favorable.
Nonetheless, the year 2000 is an election year, and drug costs may become part of the political debate. If that should happen, there may be some volatility in share prices over the short term, but we believe they are likely to recover from any turbulence.

We continue to find biotechnology companies with attractive new products. We think there is tremendous growth potential here.


Five Largest Holdings--Concentrated Portfolio     As of 11/30/99
Security/Security Group
% of Total Concentrated
Portfolio Market Value     Comments

Warner-Lambert Co.
Pharmaceuticals
8.6%                       Agreed to be acquired by American Home
                           Products, but faces a hostile offer
                           from Pfizer. Will be acquired by
                           one or the other, with attractive earnings growth prospects for the resulting company.

Pfizer, Inc.
Pharmaceuticals
8.4% A solid performer as a standalone company, is trying to acquire Warner-Lambert. If successful, this acquisition should solidify earnings prospects in the +20% range for the next few years. However, after our reporting date, we sold our entire concentrated portfolio position, preferring to approach the combination through ownership of Warner-Lambert.

Glaxo Wellcome PLC
Pharmaceuticals
7.2% Expected to launch two blockbuster drugs in 2000: Lotronex for irritable bowel syndrome, and Advair, a combination product for asthma. These should restore healthy sales and profit growth. Expected to be an active participant in the ongoing consolidation of the industry.

American Home Products Corp.
Pharmaceuticals
7.0%                        Starting next year, should launch a series of
                           new products. Should Pfizer win in its offer for Warner-Lambert, and the courts approve the acquisition, AHP should receive a breakup fee of up to $2 billion.

Bristol-Myers Squibb Co.
Pharmaceuticals
6.2%                        A large drug company with good prospects for
                           new products and earnings growth. Will be launching many new drugs over the next two years, notably Vanlev, a new treatment for hypertension that could have billion-dollar potential.

Portfolio Composition
Expressed as a percentage of net assets as of 11/30/99

Pharmaceuticals               63.9%
Biotechnology                 11.7
Medical Specialties            8.3
Hospital Management            5.0
Medical Devices/Equipment      3.6
Miscellaneous                  1.6
Cash & Equivalents             5.9

Five Largest Holdings--Enhanced Index Portfolio     As of 11/30/99
                                                % of Total Enhanced        % of S&P SC
Security                     Industry Group      Index Market Value     Health Care Index*
Merck & Co., Inc.            Pharmaceuticals           13.7                    13.8
Bristol-Myers Squibb Co.     Pharmaceuticals           10.6                    10.9
Pfizer, Inc.                 Pharmaceuticals           10.4                    10.5
Johnson & Johnson            Medical Specialties       10.3                    10.5
Lilly (Eli) & Co.            Pharmaceuticals            5.8                     5.9

*Source: Standard & Poor's, based on data retrieved by Factset.

                                      PRUDENTIAL SECTOR FUNDS, INC.
Portfolio of Investments as
of November 30, 1999                  PRUDENTIAL HEALTH SCIENCES FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--94.1%
COMMON STOCKS
------------------------------------------------------------
Biotechnology--11.7%
  102,200   Amgen, Inc.(a)                         $  4,656,487
  319,900   Aviron(a)                                 5,138,394
    7,500   Bio-Technology General Corp.(a)              90,000
   13,600   Biogen, Inc.(a)                             993,650
   11,400   Chiron Corp.(a)                             374,062
    2,300   Enzo Biochem, Inc.(a)                        60,088
    7,800   Genentech, Inc.(a)                          669,825
   13,000   Genzyme Corp.(a)                            468,000
    1,600   Idec Pharmaceuticals Corp.(a)               202,800
    2,900   Incyte Pharmaceuticals, Inc.(a)              84,100
    3,600   Liposome Company, Inc.(a)                    44,775
    4,500   Organogenesis, Inc.(a)                       41,906
    2,500   Protein Design Labs, Inc.(a)                100,000
   50,900   QLT Photo Therapeutics, Inc.(a)           2,271,412
    2,900   Regeneron Pharmaceuticals, Inc.(a)           22,113
  238,800   ViroPharma Inc.(a)                        5,850,600
                                                   ------------
                                                     21,068,212
------------------------------------------------------------
Drug/Medical/Dental Distribution--0.2%
    1,500   DENTSPLY International, Inc.                 35,906
    2,700   Invacare Corp.                               56,869
    9,800   Sybron International Corp.(a)               240,713
                                                   ------------
                                                        333,488
------------------------------------------------------------
Healthcare Information Services--1.4%
    2,600   Pharmaceutical Product Development,
              Inc.(a)                                    32,175
    4,200   Rural/Metro Corp.(a)                         23,888
   73,000   SciQuest.com, Inc.(a)                     2,409,000
                                                   ------------
                                                      2,465,063
------------------------------------------------------------
Hospital Management--5.0%
    8,000   Aetna, Inc.                                 437,000
   87,000   Allscripts Inc.(a)                        3,142,875
    7,900   Beverly Enterprises, Inc.(a)                 31,600
   34,300   Columbia/HCA Healthcare Corp.          $    934,675
    4,000   Covance, Inc.(a)                             43,500
    4,700   Coventry Health Care, Inc.(a)                27,025
    2,600   Express Scripts, Inc.(a)                    131,950
    6,800   First Health Group Corp.(a)                 171,275
    9,500   Foundation Health Systems, Inc.(a)           80,156
   21,000   Health Management Associates,
              Inc.(a)                                   258,562
    5,500   Humana, Inc.                                 38,500
    5,200   Integrated Health Services, Inc.              1,950
   14,800   Lincare Holdings, Inc.(a)                   419,950
   13,100   Magellan Health Services, Inc.(a)            81,875
    6,800   Manor Care, Inc.(a)                         136,425
    4,000   Orthodontic Centers of America,
              Inc.(a)                                    48,750
   45,200   Oxford Health Plans, Inc.(a)                662,462
    1,900   Pacificare Health Systems, Inc.(a)           88,944
    4,000   Parexel International Corp.(a)               48,000
    1,700   Pediatrix Medical Group, Inc.(a)             13,175
    6,600   PhyCor, Inc.(a)                               9,900
    3,200   Renal Care Group, Inc.(a)                    65,600
    2,100   Sierra Health Services, Inc.(a)              19,688
   15,600   Tenet Healthcare Corp.(a)                   348,075
   15,800   Trigon Healthcare, Inc.(a)                  465,113
   17,200   United Healthcare Corp.                     893,325
    2,100   Universal Health Services, Inc.              69,169
    4,200   US Oncology, Inc.(a)                         19,819
    7,200   Wellpoint Health Networks, Inc.(a)          414,450
                                                   ------------
                                                      9,103,788
------------------------------------------------------------
Medical Devices/Equipment--3.6%
    3,900   Allergan, Inc.                              383,662
      600   Bausch & Lomb, Inc.                          32,888
    4,300   Beckman Coulter, Inc.                       205,325
    6,900   Biomet, Inc.(a)                             218,644
   20,300   Boston Scientific Corp.(a)                  428,837
    1,700   Datascope Corp.                              63,059
   15,900   Guidant Corp.                               795,000
   65,272   Medtronic, Inc.                           2,537,449
    2,900   Sola International, Inc.(a)                  41,325

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                   PRUDENTIAL SECTOR FUNDS, INC.
Portfolio of Investments as
of November 30, 1999               PRUDENTIAL HEALTH SCIENCES FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Medical Devices/Equipment (cont'd.)
      200   Spacelabs Medical, Inc.(a)             $      2,775
    3,700   Summit Technology, Inc.(a)                   70,994
   22,200   Visx, Inc.(a)                             1,721,887
    1,800   Wesley Jessen Visioncare, Inc.(a)            51,413
                                                   ------------
                                                      6,553,258
------------------------------------------------------------
Medical Specialties--8.3%
    2,500   Acuson Corp.(a)                              28,906
    4,500   Adac Laboratories                            52,594
    3,700   Alza Corp.(a)                               159,794
    3,400   Bard (C.R.), Inc.                           184,662
   17,200   Baxter International, Inc.                1,162,075
    9,300   Becton, Dickinson & Co.                     253,425
    2,200   Cooper Company, Inc.                         55,550
  306,300   Cygnus Inc.(a)                            3,043,856
    1,700   Diagnostic Products Corp.                    42,819
    2,300   Hanger Orthopedic Group, Inc.(a)             23,575
    3,800   Idexx Laboratories, Inc.(a)                  70,300
   84,942   Johnson & Johnson                         8,812,732
   13,300   Mallinckrodt, Inc.                          442,225
    2,800   Mentor Corp.                                 65,450
    3,600   Respironics, Inc.(a)                         28,575
    5,400   Safeskin Corp.(a)                            65,475
   11,600   STERIS Corp.(a)                             150,800
    4,800   Stryker Corp.                               273,300
    3,300   Varian Medical Systems, Inc.                 86,213
                                                   ------------
                                                     15,002,326
------------------------------------------------------------
Pharmaceuticals--63.9%
   94,600   Abbott Laboratories                       3,594,800
    2,400   Alpharma, Inc.                               76,800
  203,900   American Home Products Corp.             10,602,800
    2,100   Barr Laboratories, Inc.(a)             $     66,150
    2,800   Biomatrix, Inc.(a)                           65,800
  204,800   Bristol-Myers Squibb Co.                 14,963,200
    3,600   Cephalon, Inc.(a)                            80,100
    3,700   Cor Therapeutics, Inc.(a)                    73,075
    5,400   Dura Pharmaceuticals, Inc.(a)                70,369
   58,900   Forest Laboratories, Inc.(a)              3,014,944
      900   Gilead Sciences, Inc.(a)                     43,200
  116,700   Glaxo Wellcome PLC, ADR (United
              Kingdom)                                6,936,356
   11,200   Ivax Corp.                                  227,500
    3,600   Jones Pharma, Inc.                          124,650
  146,100   Lilly (Eli) & Co.                        10,482,675
   33,065   Medimmune, Inc.(a)                        3,974,000
  197,500   Merck & Co., Inc.                        15,503,750
    3,600   North American Vaccine, Inc.(a)              19,800
  467,000   Pfizer, Inc.                             16,899,562
   29,200   Pharmacia & Upjohn, Inc.                  1,596,875
    3,300   Roberts Pharmaceutical Corp.(a)             106,631
   99,000   Schering-Plough Corp.                     5,061,375
   44,500   Sepracor, Inc.(a)                         4,322,062
      900   Syncor International Corp.(a)                25,256
   61,700   Transkaryotic Therapies, Inc.(a)          2,834,344
   63,400   Vertex Pharmaceuticals, Inc.(a)           1,684,063
  145,000   Warner-Lambert Co.                       13,004,687
    1,000   Watson Pharmaceuticals, Inc.(a)              37,188
                                                   ------------
                                                    115,492,012
                                                   ------------
            Total long-term investments
              (cost $156,886,490)                   170,018,147
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                  PRUDENTIAL SECTOR FUNDS, INC.
Portfolio of Investments as
of November 30, 1999              PRUDENTIAL HEALTH SCIENCES FUND
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--6.2%
------------------------------------------------------------
Corporate Bonds--6.0%
$   4,316   General Electric Capital Corp.
              5.50%, 12/1/99                       $  4,316,000
    2,000   General Motors Acceptance Corp.
              5.00%, 12/1/99                          2,000,000
    4,500   Ford Motor Credit Corp.
              5.51%, 12/1/99                          4,500,000
                                                   ------------
            Total corporate bonds
              (cost $10,816,000)                     10,816,000
------------------------------------------------------------
Repurchase Agreement--0.2%
      291   Joint Repurchase Agreement Account,
              5.51%, 12/1/99
              (cost $291,000)                           291,000
                                                   ------------
            Total short-term investments
              (cost $11,107,000)                     11,107,000
                                                   ------------
------------------------------------------------------------
Total Investments--100.3%
            (cost $167,993,490; Note 4)             181,125,147
            Liabilities in excess of
              other assets--(0.3%)                     (486,627)
                                                   ------------
            Net Assets--100%                       $180,638,520
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                         PRUDENTIAL SECTOR FUNDS, INC.
Statement of Assets and Liabilities      PRUDENTIAL HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

Assets                                                                                                      November 30, 1999
Investments, at value (cost $167,993,490)...............................................................        $ 181,125,147
Cash....................................................................................................                3,894
Receivable for Fund shares shold........................................................................            1,011,125
Receivable for investments sold.........................................................................            1,006,403
Dividends and interest receivable.......................................................................              149,074
Deferred offering costs and other assets................................................................               87,937
                                                                                                              -----------------
   Total assets.........................................................................................          183,383,580
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................            1,908,801
Payable for Fund shares repurchased.....................................................................              318,438
Accrued expenses........................................................................................              315,475
Distribution fees payable...............................................................................              115,772
Management fee payable..................................................................................               86,574
                                                                                                              -----------------
   Total liabilities....................................................................................            2,745,060
                                                                                                              -----------------
Net Assets..............................................................................................        $ 180,638,520
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     166,653
   Paid-in capital in excess of par.....................................................................          166,034,666
                                                                                                              -----------------
                                                                                                                  166,201,319
   Accumulated net realized gain on investments.........................................................            1,305,544
   Net unrealized appreciation on investments...........................................................           13,131,657
                                                                                                              -----------------
Net assets, November 30, 1999...........................................................................        $ 180,638,520
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($36,645,407 / 3,372,849 shares of common stock issued and outstanding)...........................               $10.86
   Maximum sales charge (5% of offering price)..........................................................                 0.57
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $11.43
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($89,061,032 / 8,223,673 shares of common stock issued and outstanding)...........................               $10.83
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($46,550,746 / 4,298,411 shares of common stock issued and outstanding)...........................               $10.83
   Sales charge (1% of offering price)..................................................................                 0.11
                                                                                                              -----------------
   Offering price to public.............................................................................               $10.94
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($8,381,335 / 770,379 shares of common stock issued and outstanding)..............................               $10.88
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL HEALTH SCIENCES FUND
Statement of Operations
------------------------------------------------------------

                                            June 30, 1999(a)
                                                 Through
Net Investment Income                       November 30, 1999
Income
   Dividends (net of foreign witholding
      tax of $6,224).....................           550,793
   Interest..............................           204,475
                                            -----------------
   Total income..........................           755,268
                                            -----------------
Expenses
   Management fee........................           488,906
   Distribution fee--Class A.............            33,788
   Distribution fee--Class B.............           314,109
   Distribution fee--Class C.............           173,368
   Registration fees.....................           188,000
   Transfer agent's fees and expenses....           108,000
   Reports to shareholders...............            67,000
   Custodian's fees and expenses.........            65,000
   Audit fee and expenses................            25,000
   Legal fees and expenses...............            12,500
   Organizational expenses...............            12,500
   Directors' fees.......................             2,000
   Miscellaneous.........................             5,259
                                            -----------------
      Total expenses.....................         1,495,430
   Less: Management fee waiver (Note
      2).................................           (97,781)
                                            -----------------
      Net expenses.......................         1,397,649
                                            -----------------
Net investment loss......................          (642,381)
                                            -----------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain on investment
   transactions..........................         1,720,697
Net change in unrealized appreciation on
   investments...........................        13,131,657
                                            -----------------
Net gain on investments..................        14,852,354
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $  14,209,973
                                            -----------------
                                            -----------------
---------------
(a) Commencement of investment operations.

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL HEALTH SCIENCES FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                               June 30, 1999(a)
Increase                                            Through
in Net Assets                                  November 30, 1999
Operations
   Net investment loss.......................    $    (642,381)
   Net realized gain on investments..........        1,720,697
   Net change in unrealized appreciation on
      investments............................       13,131,657
                                               -----------------
   Net increase in net assets resulting from
      operations.............................       14,209,973
                                               -----------------
Fund share transactions
   Net proceeds from shares sold.............      180,151,042
   Cost of shares reacquired.................      (13,722,495)
                                               -----------------
   Net increase in net assets from Fund share
      transactions...........................      166,428,547
                                               -----------------
Total increase...............................      180,638,520
Net Assets
Beginning of period..........................        --
                                               -----------------
End of period................................    $ 180,638,520
                                               -----------------
                                               -----------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                           PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements              PRUDENTIAL HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
Prudential Sector Funds, Inc. (the 'Company') formerly Prudential Utility Fund, Inc. is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of four separate funds, one of which is Prudential Health Sciences Fund (the 'Fund'). Investment operations commenced on June 30, 1999. The Fund is non-diversified and it's investment objective is long-term capital appreciation which is sought by investing primarily in equity-related securities of U.S. companies engaged in the drug, health care, medicine, medical device and biotechnology group of industries.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange and NASDAQ National Market System securities are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Corporate bonds and U.S. Government securities are valued on the basis of valuations provided by a pricing service or principal market makers. Options traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange, and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Offering and Organization Costs: The Fund incurred approximately $162,500 in connection with the organization of the Fund. Organization costs of $12,500 were expensed and offering costs of $150,000 are being amortized over a period of 12 months ending June 2000.

Reclassification of Capital Accounts: The Company accounts and reports for distributions to shareholders in accordance with 'Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by
--------------------------------------------------------------------------------

                                       PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements          PRUDENTIAL HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
Investment Companies.' The effect on the Fund of applying this statement was to decrease accumulated net investment loss by $642,381, decrease paid in capital in excess of par by $227,228 and decrease accumulated net realized gain on investments by $415,153 due to a tax operating loss and certain expenses not deductible for tax purposes. Net investment loss, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreements with The Prudential Investment Corporation ('PIC') and Jennison Associates LLC ('Jennison'). Each subadviser furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets. PIC is reimbursed by PIFM for its reasonable costs and expenses incurred in providing services to a portion of the Fund's assets. Jennison is compensated by PIFM for its services at the rate of .30 of 1% of the average daily net assets of the portion of the Fund that Jennison manages up to and including $300 million and .25 of 1% of such average daily net assets in excess of $300 million.

PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $97,781 ($.0059 per share) for the period ended November 30, 1999. The Fund is not required to reimburse PIFM for such waiver.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30% of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period ended November 30, 1999.

PIMS has advised the Fund that it received approximately $938,000 and $438,300 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the period ended November 30, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended November 30, 1999, it received approximately $68,500 and $23,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the period ended November 30, 1999, the Fund incurred fees of approximately $99,000 for the services of PMFS. As of November 30, 1999, approximately $21,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended November 30, 1999 were $246,192,576 and $91,026,783, respectively.

The federal income tax basis of the Fund's investments at November 30, 1999 was $169,481,246 and, accordingly, net unrealized appreciation for federal income tax purposes was $11,643,901 (gross unrealized appreciation--$16,467,387; gross unrealized depreciation--$4,823,486).

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the
--------------------------------------------------------------------------------
                                       9

                                         PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements            PRUDENTIAL HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1999, the Fund has a 0.04% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $291,000 principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefore were as follows:
Bear, Stearns & Co. Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.

Deutsche Bank Securities Inc., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.

Goldman, Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read LLC, 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.
As of November 30, 1999 PIFM owned 10 Class A shares, 10 Class B shares, 10 Class C shares and 10 Class Z shares.

Transactions in shares of common stock were as follows:

Class A                                   Shares       Amount
---------------------------------------  ---------   -----------
June 30, 1999(a) through
  November 30, 1999:
Shares sold............................  3,887,815   $38,863,218
Shares reacquired......................   (517,941)   (5,221,019)
                                         ---------   -----------
Net increase in shares outstanding
  before conversion....................  3,369,874    33,642,199
Shares issued upon conversion from
  Class B..............................      2,975        30,317
                                         ---------   -----------
Net increase in shares outstanding.....  3,372,849   $33,672,516
                                         ---------   -----------
                                         ---------   -----------
Class B
---------------------------------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold............................  8,576,932   $85,677,986
Shares reacquired......................   (350,278)   (3,570,092)
                                         ---------   -----------
Net increase in shares outstanding
  before conversion....................  8,226,654    82,107,894
Shares reacquired upon conversion into
  Class A..............................     (2,981)      (30,317)
                                         ---------   -----------
Net increase in shares outstanding.....  8,223,673   $82,077,577
                                         ---------   -----------
                                         ---------   -----------
Class C
---------------------------------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold............................  4,638,743   $46,390,371
Shares reacquired......................   (340,332)   (3,446,453)
                                         ---------   -----------
Net increase in shares outstanding.....  4,298,411   $42,943,918
                                         ---------   -----------
                                         ---------   -----------
Class Z
---------------------------------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold............................    917,727   $ 9,219,467
Shares reacquired......................   (147,348)   (1,484,931)
                                         ---------   -----------
Net increase in shares outstanding.....    770,379   $ 7,734,536
                                         ---------   -----------
                                         ---------   -----------

---------------
(a) Commencement of investment operations.
--------------------------------------------------------------------------------

                                      PRUDENTIAL SECTOR FUNDS, INC.
Financial Highlights                  PRUDENTIAL HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

                                                                    Class A              Class B              Class C
                                                                ----------------     ----------------     ----------------
                                                                June 30, 1999(b)     June 30, 1999(b)     June 30, 1999(b)
                                                                    Through              Through              Through
                                                                  November 30,         November 30,         November 30,
                                                                      1999                 1999                 1999
                                                                ----------------     ----------------     ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $  10.00             $  10.00             $  10.00
                                                                      ------               ------               ------
Income from investment operations
Net investment loss(d).......................................           (.02)                (.05)                (.05)
Net realized and unrealized gain on investment
   transactions..............................................            .88                  .88                  .88
                                                                      ------               ------               ------
   Total from investment operations..........................            .86                  .83                  .83
                                                                      ------               ------               ------
Net asset value, end of period...............................       $  10.86             $  10.83             $  10.83
                                                                      ------               ------               ------
                                                                      ------               ------               ------
TOTAL RETURN(a):.............................................           8.60%                8.30%                8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................       $ 36,646             $ 89,061             $ 46,551
Average net assets (000).....................................       $ 32,032             $ 74,448             $ 41,090
Ratios to average net assets(c)/(d):
   Expenses, including distribution fees.....................           1.59%                2.34%                2.34%
   Expenses, excluding distribution fees.....................           1.34%                1.34%                1.34%
   Net investment loss.......................................           (.43)%              (1.20)%              (1.18)%
Portfolio turnover rate......................................             61%                  61%                  61%

                                                                   Class Z
                                                               ----------------
                                                               June 30, 1999(b)
                                                                   Through
                                                                 November 30,
                                                                     1999
                                                               ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $10.00
                                                                     -----
Income from investment operations
Net investment loss(d).......................................         (.01)
Net realized and unrealized gain on investment
   transactions..............................................          .89
                                                                     -----
   Total from investment operations..........................          .88
                                                                     -----
Net asset value, end of period...............................       $10.88
                                                                     -----
                                                                     -----
TOTAL RETURN(a):.............................................         8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................       $8,381
Average net assets (000).....................................       $6,932
Ratios to average net assets(c)/(d):
   Expenses, including distribution fees.....................         1.34%
   Expenses, excluding distribution fees.....................         1.34%
   Net investment loss.......................................         (.20)%
Portfolio turnover rate......................................           61%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                             PRUDENTIALSECTOR FUNDS, INC.
Report of Independent Accountants            PRUDENTIAL HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Health Sciences Fund (the 'Fund') at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2000
--------------------------------------------------------------------------------
                                       12

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Comparing a $10,000 Investment
-----------------------------------------------------------------
Prudential Health Sciences Fund vs. the S&P SuperComposite 1500 and the S&P SC Health Care Index

Class A
(GRAPH)


Class B
(GRAPH)


Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential Health Sciences Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's SuperComposite 1500 Index (S&P SuperComposite
1500) and the Standard & Poor's SuperComposite Health Care Index
(S&P SC Health Care Index) by portraying the initial account values of Class A, B, C, and Z shares at the commencement of operations
(June 30, 1999), and at the end of the fiscal year (November 30), as measured on a quarterly basis. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares;
(b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on November 30, 1999;
(c) all recurring fees (including management fees) were deducted;
and (d) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Since the Fund has been in existence less than one year, no average annual total returns are presented.

Class C
(GRAPH)

Class Z
(GRAPH)

The S&P SuperComposite 1500 is an unmanaged index that is a combination of the S&P 500 Index (Standard & Poor's 500
Index comprises 500 large, established, publicly traded stocks), the S&P Mid-Cap 400 Index (Standard & Poor's Mid-Cap 400 Index measures the performance of the 400 largest companies outside of the S&P 500), and the S&P SmallCap
600 Index (Standard & Poor's 600 Index comprises 600 small capitalization stocks) which provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization. The S&P SC Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P SuperComposite 1500. Both Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the S&P SuperComposite 1500 and the S&P SC Health Care Index may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class     NASDAQ     Cusip
  A         --     74437K509
  B         --     74437K608
  C         --     74437K707
  Z         --     74437K806

Directors

Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue, New York, NY 10017

The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential
Insurance Company of America, 751 Broad Street,
Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF188E3

(ICON)

Prudential
Technology
Fund

ANNUAL
REPORT
Nov. 30, 1999

(LOGO)

A Message from the Fund's President                        January 7, 2000
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
During the five-month reporting period since Prudential Technology Fund's inception on June 30, 1999, technology stocks had an amazing run. Shares of technology companies of all capitalizations markedly outperformed other sectors. In the Standard & Poor's SuperComposite 1500 Index (S&P SuperComposite
1500)--an index that includes large-, mid-, and small-cap stocks--the technology sector's 18.76% gain over this period was almost five times the return of the second-best performing sector. Eight of the 11 S&P SuperComposite 1500 market sectors declined during this interval. It was a good time to be in a technology mutual fund.

About half of Prudential Technology Fund's assets are managed to reflect the company size and industry composition of the S&P SuperComposite Technology Index, so the 37.59% gain of its Class A shares--about twice the Index performance--was quite impressive. It was in line with the 38.27% Lipper Average of technology mutual funds over this period. The Fund benefited from having underweighted computer hardware companies, correctly anticipating a slowdown in corporate PC spending in the second half of 1999. Oracle, the leading mainframe computer database company, was a large holding and among the market leaders. JDS Uniphase, a large-cap photonics company, was another of the Fund's largest holdings that rose substantially. The Fund also benefited from its mid-cap companies such as Checkfree Holdings, which provides Internet bill payment. However, the Fund's largest holding, Microsoft, which has had astounding long-term gains in recent years, lagged in this extraordinary market because it was embroiled in an antitrust case. Moreover, some of the Fund's smaller holdings had difficulties.

I'd like to remind investors that technology stock performance in this reporting period has been very unusual by historical standards. Moreover, in December after the end of our reporting period, technology stocks continued their year-end run at a pace that astonished investment professionals. Shareholders should not assume that gains of this magnitude can be sustained for long, or that one sector can continue indefinitely to lead the market by a large margin. They should also be aware that the technology sector has been very volatile. Sector investing may enhance the performance of a diversified portfolio, but it should be part of a broader asset allocation strategy. Prudential recommends that shareholders consult with their financial advisors periodically to review their allocations.

Yours sincerely,

John R. Strangfeld
President
Prudential Sector Funds, Inc.--Prudential Technology Fund

Performance Review
-------------------------------------------------------------------------------
(PHOTOS)

Susan Hirsch, Jeff Rose and Ted Lockwood
Fund Managers

Investment Goals and Style
Prudential Technology Fund seeks to achieve long-term capital appreciation. It invests primarily in securities of companies that its portfolio managers expect will derive a substantial portion of their sales from products or services in technology and technology-related activities. The Fund creates two approximately equal portfolios. Ted Lockwood manages an enhanced index portfolio consisting of securities selected from those in the benchmark Standard & Poor's SuperComposite Technology Index (S&P SC Technology Index). Quantitative models are used to create a sample that is representative of the Index, but with overweighted and underweighted holdings designed to increase the likelihood of performing better than the benchmark. Jeff Rose and Susan Hirsch manage a concentrated portfolio, holding a relatively small number of securities in which they have the highest confidence.

The sector giants
The Fund's three largest holdings at period end were also the three largest companies (by market capitalization) in the S&P SC Technology Index--Microsoft, Cisco Systems, and Intel. The five largest companies in the Index make up 43% of its total capitalization, so they will be well represented in the Fund's holdings, although often not to the extent that they dominate the Index. Microsoft's stock return over our reporting period was held to a modest 3.5% by concerns about the government's antitrust case against it and by delays in the introduction of its Windows 2000 operating system, but Cisco and Intel had returns well above the sector average.

How we play the Internet
It is clear that the Internet is revolutionizing the way we live and the way we do business; it is less clear which companies will benefit from it in the long run, and still less clear which have earnings prospects that justify their current share prices. In our concentrated portfolio, we have de-emphasized the business-to- consumer Internet stocks, such as Amazon.com, Yahoo, and eBay, which have already had dramatic price appreciation on little or no earnings. Instead, we have focused our Internet holdings on business-to-business services that are growing by leaps and bounds.

For example, Checkfree Holdings provides services that enable electronic and Internet-based transactions. In November, it announced an agreement to provide payment infrastructure for Intuit's (makers of Quicken) new services. Another large contributor, Microstrategy, makes software to analyze large-volume transaction data to facilitate decision-making. It allows companies to use website response patterns or cash register data to recommend new products to heir customers or to make product and marketing plans. Network Solutions registers Internet domain names and does network consulting. Its stock dropped 60% after it lost its monopoly on name registration in April, but it subsequently regained a partial monopoly and is introducing premium-priced services such as a two-day turnaround in name changes. Internet Capital Group invests in different business-to-business electronic commerce start-ups. It tries to achieve synergism among the companies in which it invests. These firms were all among the leading contributors to our return over our reporting period. So was a more traditional business-to-business firm, Oracle, which provides the database software that powers many corporate information systems and websites (see table of Five Largest Holdings).

We also buy infrastructure
Another way we benefit from the growth of the Internet without trying to pick end-service winners is by investing in firms that provide the infrastructure that makes advanced telecommunications and computing work. JDS Uniphase (see table of Five Largest Holdings) makes hardware that increases the carrying capacity, or bandwidth, of optical cables. Its business grows with increased demand for new digital services.

We anticipated the IT investment cycle
We knew that companies were investing heavily in their computer systems early in 1999 in order to avoid any difficulties associated with Y2K bugs (computer malfunctions due to programs that can't handle dates after 1999). We expected such spending to fall off in the second half of the year as the transition date approached and computer budgets were exhausted. Consequently, we avoided most computer companies in our concentrated portfolio. Sure enough, computer spending fell off, and the stocks of computer hardware companies didn't keep up with the other large technology groups.

Our concentrated portfolio de-emphasizes the giants
We believe that the very largest technology companies, although their business fundamentals are

Performance at a Glance

Cumulative Total Returns1                                    As of 11/30/99

                                 Since Inception2                   Since Inception2
                               (Without sales charge)              (With sales charge)
Class A                                 37.59%                           30.71%
Class B                                 37.19                            32.19
Class C                                 37.19                            34.82
Class Z                                 37.79                            37.79
Lipper Science & Technology Fd. Avg.3   38.27                             N/A

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. Since the Fund has been in existence less than one year, no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception date: Class A, B, C, and Z, 6/30/99.

3 The Lipper Since Inception return is for all funds in each share class in the Science & Technology Fund category. The Lipper average is unmanaged. Science & Technology funds invest 65% of their equity portfolio in science and technology stocks.
                                    1

Review Cont'd.
-------------------------------------------------------------------------------
sound, already are priced to reflect those gains. In our concentrated portfolio, we tend to prefer companies slightly smaller. We also hold some even smaller companies, such as Veeco Instruments (microelectronics equipment) and Plexus (a contract electronics manufacturer), both of which had large gains. In addition, because of the exuberant market this year in initial public offerings
(IPOs), we acquired several small positions in new firms that appreciated rapidly. Although individually these holdings were too small to affect our return much, in the aggregate they had an impact.

Technology stocks can fall in price as well as rise. Among our negative performers were GST Telecommunications, which is combating lawsuits related to former executives, and Remec.

Active management in a volatile environment
This has been an unusual period for technology stocks. The exceptionally strong investor interest led many technology companies to make their IPOs of stock at an earlier stage of their development than they would have made at other times. Because of the intense demand, only small positions in these IPOs were available to any one investor, and many of the stocks rose sharply after issuance.

Five Largest Holdings--Concentrated Portfolio                As of 11/30/99

Security/Industry Group
% of Total Concentrated
Portfolio Market Value        Comments
Motorola
Communications Equipment      Primarily mobile telephones and semiconductors.
4.8%                          Benefiting from the build-up of cellular systems,
                              particularly in the United States and China, and
                              helped by Asia's economic revival. Expanding its
                              software capacities to add Internet access to its
                              phones.

JDS Uniphase                  A leading provider of hardware for fiberoptic
Electronics                   communications, its chips increase the carrying
4.5%                          capacity of optical fibers. Sales grew 61%
                              in fiscal year 1999; stock rose 176% over our
                              reporting period.

Veritas Software              World's largest supplier of computer data
Computer Software             storage management software, which increases
4.5%                          the efficiency and reliability of data storage
                              such as hard disk drives. Sales grew 74% in 1998;
                              profits grew 127%; stock rose 189% over our
                              reporting period.

Oracle                        Leading developer of large database software
Computer Software             systems; provides consulting and support services
4.4%                          for the systems. Business-to-business services
                              for Internet use, such as integrated online data
                              systems. Seventh largest firm on S&P 1500
                              Technology Index and sixth highest return over
                              our reporting period.

BMC Software                  Software tools for managing mainframe computer
Computer Software             systems, including website servers and electronic
4.0%                          commerce. Improves the efficiency and reliability
                              of computer systems. In fiscal year 1999, sales
                              increased 79%, profits 119%.

Five Largest Holdings--Enhanced Index Portfolio               As of 11/30/99

                                       Industry          % of total Enhanced      % of S&P SC
Security                                 Group           Index Market Value     Technology Index*
Microsoft                          Computer Software            14.3                  14.1
Cisco Systems                   Communications Equipment         9.0                   8.9
Intel                                 Electronics                7.8                   7.7
Lucent Technologies             Communications Equipment         6.8                   6.8
International Business Machines     Computer Hardware            5.7                   5.7

*Source: Standard & Poor's, based on data retrieved by Factset.

In consequence, we have held a larger number of small positions than we anticipated. Moreover, prudent investment of the sizable and rapid inflows of funds required diversification in our actively managed portfolio. In addition, in the very volatile market for technology stocks, we managed some of our positions very aggressively. This, too, although in keeping with the spirit of the actively managed portfolio, required less concentrated holdings. The strategy has been very successful.

Looking Ahead
As Asia and Europe begin to focus on productivity improvement, as U.S. industry had done over the past decade, large new markets are opening up. Moreover, wireless telecommunications and electronic commerce are relatively new developments that are currently sweeping through the United States. The opportunities for profit growth are still plentiful, and we believe technology stocks can continue to lead the markets. Nonetheless, stocks of many of the larger companies already are priced in anticipation of substantial growth. We think there are greater opportunities among some of the smaller firms whose prospects are not yet as widely known.

In late October, technology stocks began a steep climb that continued through the end of 1999. We believe this was, in part, a focus on companies that could increase revenues in a low-inflation environment. However, it also may be due to two more transient factors. Many investors were expecting technology spending to stop as the year 2000 approached, because few companies would want to change their computer systems close to the calendar turnover. In fact, the impact was modest, and this positive surprise may have helped tech stocks. In addition, the Federal Reserve Bank reacted to uncertainties about the calendar change by allowing a large increase in the money supply, much of which flowed to technology investments. Consequently, the prices of some technology stocks have gotten ahead of their business fundamentals. We anticipate a volatile year 2000, and are tempering our enthusiastic long-term outlook with near-term caution.

Additional Performance Tracking Tools
You can access comprehensive information about the performance of your Prudential mutual fund 24 hours a day through our website and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.

Portfolio Composition
Expressed as a percentage of net assets as of 11/30/99

Computer Software               26.3%
Electronic Components           17.2
Telecommunication Equipment     12.3
Networking                       9.8
Computer Hardware                9.4
Internet                         8.0
Computer Services                6.4
Telecommunication Services       5.4
Data Processing & Reproduction   3.4
Broadcasting                     1.5
Cash and Equivalents             0.3

Portfolio of Investments as of                    PRUDENTIAL SECTOR FUNDS, INC.
November 30, 1999                                 PRUDENTIAL TECHNOLOGY FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                           Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--99.7%
COMMON STOCKS
------------------------------------------------------------
Broadcasting--1.5%
   20,000   AT&T Corp. - Liberty Media Group,
               Class A(a)                          $    836,250
   68,300   CBS Corp.(a)                              3,551,600
                                                   ------------
                                                      4,387,850
------------------------------------------------------------
Computer Hardware--9.4%
    6,100   Apple Computer, Inc.(a)                     597,037
   96,800   Dell Computer Corp.(a)                    4,162,400
   12,200   Eastman Kodak Co.                           754,875
   14,800   Gateway, Inc.(a)                          1,130,350
   43,400   Hewlett-Packard Co.                       4,117,575
   77,700   International Business Machines
               Corp.                                  8,007,956
      200   Kronos, Inc.                                 10,375
      600   Kulicke & Soffa Industries(a)                21,413
    5,100   Lexmark International Group, Inc.(a)        423,300
      300   Micros Systems, Inc.(a)                      15,169
    1,400   S3, Inc.(a)                                  11,725
    4,000   Storage Technology Corp.(a)                  79,000
   34,500   Sun Microsystems, Inc.(a)                 4,562,625
    1,800   Tektronix, Inc.                              61,200
   82,200   Teradyne, Inc.(a)                         3,580,837
      200   Watkins Johnson Co.                           7,763
   22,200   Xerox Corp.                                 600,787
      900   Zebra Technologies Corp.(a)                  54,338
                                                   ------------
                                                     28,198,725
------------------------------------------------------------
Computer Services--6.4%
      700   Affiliated Computer Services,
               Inc.(a)                                   26,206
    6,000   Ceridian Corp.(a)                           129,750
   75,300   Checkfree Holdings Corp.(a)               4,946,269
    1,400   Ciber, Inc.(a)                               29,838
    5,300   Comdisco, Inc.                              127,863
   51,100   Compaq Computer Corp.                     1,248,756
    5,400   Computer Sciences Corp.(a)                  352,350
   21,600   Concord Communications, Inc.(a)             572,400
      600   DBT Online, Inc.(a)                          11,550
    2,500   DST Systems, Inc.(a)                   $    157,344
   20,500   Electronic Data Systems Corp.             1,318,406
    5,900   Equifax, Inc.                               146,025
      400   Factset Research Systems, Inc.               24,800
   12,400   Gemstar International Group Ltd.(a)       1,398,100
    1,400   Imation Corp.(a)                             45,063
   24,000   Knight Trimark Group, Inc.(a)               988,500
      400   Lason, Inc.(a)                                9,750
      900   Medquis, Inc.(a)                             25,650
    1,200   National Computer Systems, Inc.              46,050
      800   National Data Corp.                          26,200
   13,500   Paychex, Inc.                               539,156
    2,100   PE Corp.                                    171,412
   61,300   Plexus Corp.(a)                           2,413,687
      200   QRS Corp.(a)                                 11,625
   27,500   Safeguard Scientifics, Inc.(a)            3,055,937
    5,100   Sapient Corp.(a)                            395,250
    2,200   Shared Medical Systems Corp.                 96,250
   12,400   Sykes Enterprises, Inc.(a)                  495,225
    1,100   Technology Solutions Co.(a)                  30,113
      700   The BISYS Group, Inc.(a)                     40,556
   12,900   Unisys Corp.(a)                             370,875
    1,800   Whittman-Hart, Inc.(a)                      110,588
                                                   ------------
                                                     19,361,544
------------------------------------------------------------
Computer Software--26.3%
    5,600   Adobe Systems, Inc.                         384,650
   95,800   BMC Software, Inc.(a)                     6,975,437
    1,600   Cambridge Technology Partners,
               Inc.(a)                                   23,000
    8,100   Citrix Systems, Inc.(a)                     768,487
      700   Clarify, Inc.(a)                             65,242
   28,500   Computer Associates International,
               Inc.                                   1,852,500
   25,500   Compuware Corp.(a)                          862,219
    1,000   Dendrite International, Inc.(a)              27,500
   20,600   Electronic Arts, Inc.(a)                  2,160,425
   43,100   EMC Corp.(a)                              3,601,544
      300   Filenet Corp.(a)                              6,000
      900   Harbinger Corp.(a)                           15,806
      400   Henry Jack & Associates                      15,825

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of                    PRUDENTIAL SECTOR FUNDS, INC.
November 30, 1999                                 PRUDENTIAL TECHNOLOGY FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                           Value (Note 1)
------------------------------------------------------------
Computer Software (cont'd.)
      600   HNC Software, Inc.(a)                  $     42,600
      700   Hyperion Solutions Corp.(a)                  19,163
   30,000   I2 Technologies, Inc.(a)                  2,550,000
      300   Intermediate Telephone, Inc.                  5,981
   34,100   Intertrust Technologies Corp.(a)          4,383,981
   55,500   Intuit, Inc.(a)                           2,775,000
    4,800   Keane, Inc.                                 129,600
    1,300   Macromedia, Inc.(a)                          85,475
    2,300   Mentor Graphics Corp.(a)                     20,700
    1,200   Mercury Interactive Corp.(a)                 99,750
    1,400   Metasolv Software, Inc.(a)                   86,363
  284,000   Microsoft Corp.(a)                       25,857,312
   24,400   Microstrategy, Inc.(a)                    2,989,000
    1,400   National Instruments Corp.(a)                42,000
    2,900   Novell, Inc.(a)                              56,731
  164,500   Oracle Corp.(a)                          11,155,156
    2,100   Peoplesoft, Inc.(a)                          39,506
    4,400   Phone.Com, Inc.(a)                          638,000
    1,300   Policy Management Systems(a)                 26,163
      300   Progress Software Corp.(a)                   11,963
   27,000   Rational Software Corp.(a)                1,380,375
    4,900   RealNetworks, Inc.(a)                       683,550
      600   Remedy Corp.(a)                              20,925
    9,500   Siebel Systems, Inc.(a)                     666,187
    5,700   Structural Dynamics Research(a)              60,741
   92,400   Veritas Software Corp.(a)                 8,460,375
      400   Verity, Inc.(a)                              41,388
      800   Visio Corp.(a)                               28,700
                                                   ------------
                                                     79,115,320
------------------------------------------------------------
Data Processing & Reproduction--3.4%
  111,400   American Management Systems, Inc.(a)      3,272,375
   25,200   Automatic Data Processing, Inc.           1,244,250
      200   Fair Issac & Co., Inc.                        8,500
   16,900   First Data Corp.                            730,925
    8,600   Fiserv, Inc.(a)                             305,300
  256,300   Informix Corp.(a)                         2,819,300
   76,600   Tech Data Corp.(a)                        1,876,700
                                                   ------------
                                                     10,257,350
Electronic Components--17.2%
      900   Advanced Micro Devices, Inc.(a)        $     25,425
      500   Alpha Industries, Inc.(a)                    30,250
   14,700   Altera Corp.(a)                             791,962
   20,000   Anadigics, Inc.(a)                          900,000
   30,900   Analog Devices, Inc.(a)                   1,774,819
      400   Analogic Corp.                               11,938
   19,700   Applied Materials, Inc.(a)                1,919,519
    4,600   Applied Power, Inc.                         146,913
    3,900   Arrow Electronics, Inc.(a)                   89,213
   11,500   Atmel Corp.(a)                              515,344
    1,769   Avnet, Inc.                                  97,184
    1,000   Burr-Brown Corp.(a)                          44,313
    1,200   C-Cube Microsystems, Inc.(a)                 53,719
      700   Coherent, Inc.(a)                            18,550
   39,800   Conexant Systems, Inc.(a)                 2,358,150
    4,300   Cypress Semiconductor Corp.(a)              117,175
      800   Dallas Semiconductor Corp.                   46,150
   46,000   Digital River, Inc.(a)                    1,403,000
      600   Electroglas, Inc.(a)                         17,081
      700   Etec Systems, Inc.(a)                        30,100
   11,500   Flextronics International Ltd.(a)           953,781
   52,800   Galileo Technology Ltd.(a)                1,204,500
    1,200   General Semiconductor, Inc.                  16,500
      200   Gerber Scientific, Inc.                       3,850
      600   Helix Technology Corp.                       24,291
      300   Hutchinson Technology(a)                      5,550
    4,400   Integrated Device Technology,
               Inc.(a)                                  103,675
  197,100   Intel Corp.                              15,115,106
    1,400   International Rectifier Corp.(a)             28,350
      500   Kent Electronics Corp.(a)                    11,469
   24,300   KLA-Tencor Corp.(a)                       2,054,869
   51,300   Lattice Semiconductor Corp.(a)            2,295,675
    8,100   Linear Technology Corp.                     575,606
    1,800   Litton Industries, Inc.(a)                   80,663
   65,400   LSI Logic Corp.(a)                        3,952,612
   32,000   Maxim Integrated Products(a)              2,570,000
    1,000   Methode Eletronics, Inc., Class A            27,000
    1,200   Micrel, Inc.(a)                              59,100
    8,500   Microchip Technology, Inc.(a)               538,687
   11,100   Micron Technology, Inc.(a)                  745,087
   52,800   National Semiconductor Corp.(a)           2,244,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of                    PRUDENTIAL SECTOR FUNDS, INC.
November 30, 1999                                 PRUDENTIAL TECHNOLOGY FUND
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Shares      Description                           Value (Note 1)
------------------------------------------------------------
Electronic Components (cont'd.)
    6,600   Novellus Systems, Inc.(a)              $    542,025
   10,300   Photronics, Inc.(a)                         248,488
    3,100   Qlogic Corp.(a)                             350,687
   16,200   Raytheon Co.(a)                             497,137
    3,400   SDL, Inc.(a)                                553,350
    7,900   Seagate Technology, Inc.(a)                 292,300
      400   Silicon Valley Group, Inc.(a)                 5,725
      100   Speedfam-Ipec, Inc.(a)                        1,188
    8,400   Synopsys, Inc.(a)                           607,950
   28,752   Texas Instruments, Inc.                   2,761,989
      800   Trimble Navigation Ltd.(a)                   13,500
      100   Ultratech Stepper, Inc.(a)                    1,894
   35,300   Veeco Instruments, Inc.(a)                1,460,537
    8,200   Vitesse Semiconductor Corp.(a)              369,512
    3,000   W.W. Grainger, Inc.                         141,375
    5,900   Waters Corp.(a)                             289,100
    8,000   Xilinx, Inc.(a)                             716,000
                                                   ------------
                                                     51,853,933
------------------------------------------------------------
Internet--8.0%
  179,300   America Online, Inc.(a)                  13,032,869
   62,100   At Home Corp.(a)                          3,011,850
   18,900   Covad Communications Group(a)               981,619
   10,000   Go2Net, Inc.(a)                             730,625
   11,100   Internet Capital Group, Inc.(a)           1,864,800
    6,300   Intervu, Inc.(a)                            392,175
   22,000   Media Metrix, Inc.(a)                       814,000
   16,600   Network Solutions, Inc.(a)                2,488,962
      700   Retek, Inc.(a)                               47,469
    1,000   RSA Security, Inc.(a)                        37,250
   20,300   Spyglass, Inc.(a)                           576,012
                                                   ------------
                                                     23,977,631
------------------------------------------------------------
Networking--9.8%
   18,000   3Com Corp.(a)                               716,625
    7,700   Adaptec, Inc.(a)                            414,838
    1,200   Anixter International, Inc.(a)               24,450
      100   Apex, Inc.(a)                                 2,350
      100   Auspex Sys, Inc.(a)                           1,225
    3,300   C Cor.Net Corp.(a)                     $    168,506
      400   Cable Design Technologies(a)                  9,575
      500   Cabletron Systems(a)                         11,469
   30,800   CIENA Corp.(a)                            1,353,275
  185,800   Cisco Systems, Inc.(a)                   16,571,037
      200   Concord Communications, Inc.(a)              10,700
    7,500   Extreme Networks, Inc.(a)                   497,813
    1,700   Finistar Corp.(a)                           195,925
    4,400   Ikon Office Solutions, Inc.                  29,425
   31,400   JDS Uniphase Corp.(a)                     7,182,750
    6,200   Legato Systems, Inc.(a)                     418,694
   35,000   MMC Networks, Inc.                          689,062
    4,700   Network Appliance, Inc.(a)                  553,131
    2,600   Sycamore Networks, Inc.(a)                  577,200
      700   Xircom, Inc.(a)                              36,750
                                                   ------------
                                                     29,464,800
------------------------------------------------------------
Telecommunication Services--5.4%
   84,700   Global Telesystems Group, Inc.(a)         2,705,106
   49,300   GST Telecommunications, Inc.(a)             422,131
      300   Intervoice-Brite, Inc.(a)                     4,519
   28,000   MCI WorldCom, Inc.(a)                     2,315,250
   92,200   Motorola, Inc.                           10,533,850
   10,850   Pac-West Telecomm, Inc.(a)                  276,675
                                                   ------------
                                                     16,257,531
------------------------------------------------------------
Telecommunication Equipment--12.3%
      200   Adaptive Broadband Corp.(a)                   7,950
   12,900   ADC Telecommunications, Inc.(a)             687,731
   11,600   Adtran, Inc.(a)                             452,400
      700   Allen Telecom, Inc.(a)                        6,563
    1,100   Aspect Communications Corp.(a)               36,300
      900   Billing Concepts Corp.(a)                     4,978
      200   Brightpoint, Inc.(a)                          2,213
  318,100   Cellstar Corp.(a)                         3,061,712
    1,600   Commscope, Inc.(a)                           67,400
   49,100   Comverse Technology, Inc.(a)              5,934,962
    1,700   Digital Microwave Corp.(a)                   26,775
    6,800   General Instrument Corp.(a)                 445,400
    2,100   Harris Corp.                                 44,100
  129,700   Lucent Technologies, Inc.                 9,476,206

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL TECHNOLOGY FUND
Portfolio of Investments as of November 30, 1999
------------------------------------------------------------

Shares       Description                          Value (Note 1)
------------------------------------------------------------
Telecommunications Equipment (cont'd.)
    9,200   Microcell Telecommunications(a)        $    270,250
   29,300   Millicom International Cellular SA        1,377,100
   18,000   Nokia Corp. (ADR)                         2,487,375
   50,200   Nortel Networks Corp.                     3,714,800
      100   P-Com, Inc.(a)                                  563
      500   Plantronics, Inc.(a)                         31,500
    7,400   Qualcomm, Inc.(a)                         2,681,112
  151,100   Remec, Inc.(a)                            1,935,969
    2,700   Scientific-Atlanta, Inc.                    157,444
      800   Telecorp Pcs, Inc.(a)                        28,850
   21,800   Telephone and Data System, Inc.           2,903,487
   18,500   Tellabs, Inc.(a)                          1,200,188
                                                   ------------
                                                     37,043,328
                                                   ------------
            Total long-term investments
               (cost $236,846,740)                  299,918,012
                                                   ------------
Principal
Amount
(000)
------------------------------------------------------------
SHORT-TERM INVESTMENT--3.3%
REPURCHASE AGREEMENT
------------------------------------------------------------
$   9,923   Joint Repurchase Agreement Account,
               5.51%, 12/1/99
               (cost $9,923,000; Note 5)              9,923,000
                                                   ------------
Total Investments--103.0%
            (cost $246,769,740; Note 4)             309,841,012
            Liabilities in excess of other
               assets--(3.0%)                        (8,984,737)
                                                   ------------
            Net Assets--100%                       $300,856,275
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                            PRUDENTIAL SECTOR FUNDS, INC.
Statement of Assets and Liabilities         PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

Assets                                                                                                      November 30, 1999
Investments, at value (cost $246,769,740)...............................................................        $ 309,841,012
Cash....................................................................................................              177,822
Receivable for Fund shares sold.........................................................................            6,411,778
Receivable for investments sold.........................................................................            1,312,823
Prepaid expenses and other assets.......................................................................               88,169
Dividends and interest receivable.......................................................................               26,121
                                                                                                              -----------------
   Total assets.........................................................................................          317,857,725
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................            8,670,459
Distribution payable....................................................................................            6,868,051
Payable for Fund shares reacquired......................................................................              823,555
Accrued expenses........................................................................................              323,227
Distribution fee payable................................................................................              179,244
Management fee payable..................................................................................              136,914
                                                                                                              -----------------
   Total liabilities....................................................................................           17,001,450
                                                                                                              -----------------
Net Assets..............................................................................................        $ 300,856,275
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     224,320
   Paid-in capital in excess of par.....................................................................          235,820,593
                                                                                                              -----------------
                                                                                                                  236,044,913
   Accumulated net realized gain on investments.........................................................            1,740,090
   Net unrealized appreciation on investments...........................................................           63,071,272
                                                                                                              -----------------
Net assets, November 30, 1999...........................................................................        $ 300,856,275
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($65,990,754 / 4,909,934 shares of common stock issued and outstanding)...........................               $13.44
   Maximum sales charge (5% of offering price)..........................................................                  .71
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $14.15
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($155,801,491 / 11,625,985 shares of common stock issued and outstanding).........................               $13.40
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($66,352,660 / 4,951,395 shares of common stock issued and outstanding)...........................               $13.40
   Sales charge (1% of offering price)..................................................................                  .14
                                                                                                              -----------------
   Offering price to public.............................................................................               $13.54
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($12,711,370 / 944,685 shares of common stock issued and outstanding).............................               $13.46
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL TECHNOLOGY FUND
Statement of Operations
------------------------------------------------------------

                                               June 30, 1999(a)
                                                    Through
Net Investment Loss                            November 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $248)........................      $    79,351
   Interest.................................          310,563
                                               -----------------
      Total income..........................          389,914
                                               -----------------
Expenses
   Management fee...........................          631,240
   Distribution fee--Class A................           48,988
   Distribution fee--Class B................          412,580
   Distribution fee--Class C................          196,230
   Registration fees........................          155,000
   Transfer agent's fees and expenses.......          123,000
   Custodian's fees and expenses............           70,000
   Amortization of prepaid offering cost....           63,000
   Reports to shareholders..................           50,000
   Audit fee and expenses...................           26,000
   Legal fees and expenses..................           13,000
   Organizational expenses..................           12,500
   Directors' fees..........................           12,000
   Miscellaneous............................            3,780
                                               -----------------
       Total expenses.......................        1,817,318
   Less: Management fee waiver..............         (126,248)
                                               -----------------
       Net expenses.........................        1,691,070
                                               -----------------
Net investment loss.........................       (1,301,156)
                                               -----------------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
   transactions.............................        9,670,846
Net unrealized appreciation of
   investments..............................       63,071,272
                                               -----------------
Net gain on investments.....................       72,742,118
                                               -----------------
Net Increase in Net Assets
Resulting from Operations...................      $71,440,962
                                               -----------------
                                               -----------------
---------------
(a) Commencement of investment operations.



PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL TECHNOLOGY FUND
Statement of Changes in Net Assets
------------------------------------------------------------

                                             June 30, 1999(a)
Increase in                                       Through
Net Assets                                   November 30, 1999
Operations
   Net investment loss.....................    $  (1,301,156)
   Net realized gain on investments........        9,670,846
   Net change in unrealized appreciation of
      investments..........................       63,071,272
                                             -----------------
   Net increase in net assets resulting
      from operations......................       71,440,962
                                             -----------------
   Distributions from net realized capital
      gains
      Class A..............................       (1,498,101)
      Class B..............................       (3,542,180)
      Class C..............................       (1,538,490)
      Class Z..............................         (289,280)
                                             -----------------
                                                  (6,868,051)
                                             -----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Proceeds from shares sold...............      260,789,621
   Cost of shares reacquired...............      (24,506,257)
                                             -----------------
   Net increase in net assets from Fund
      share transactions...................      236,283,364
                                             -----------------
Total increase.............................      300,856,275
Net Assets
Beginning of period........................                0
                                             -----------------
End of period..............................    $ 300,856,275
                                             -----------------
                                             -----------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

                                         PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements            PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Prudential Sector Funds, Inc. (the 'Company') formerly known as Prudential Utility Fund, Inc. is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Company presently consists of four Portfolios: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Utility Fund and Prudential Technology Fund (the 'Fund'). The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of technology companies. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.
Securities Valuation: Securities traded on an exchange and NASDAQ National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Offering and Organization Costs: The Fund incurred approximately $162,500 in connection with the organization of the Fund. Organization costs of $12,500 were expensed and offering costs of $150,000 are being amortized over a period of 12 months ending June 2000.

Reclassification of Capital Accounts: The Company accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment loss by $1,301,156, decrease accumulated net realized gain by $1,062,705, and decrease paid-in-capital by $238,451 for certain expenses not deductible for federal income tax purposes and a tax operating loss during the period ended November 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.
--------------------------------------------------------------------------------
                                       10

                                         PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements            PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets. PIFM has agreed to waive a portion (.15 of 1% of the Fund's average daily net assets) of its management fee which amounted to $126,248 ($.006 per share for Class A, B, C and Z shares) for the period ended November 30, 1999. The Fund is not required to reimburse PIFM for such waiver.

The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period ended November 30, 1999.

PIMS has advised the Fund that it received approximately $1,286,500 and $490,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the period ended November 30, 1999. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended November 30, 1999, it received approximately $72,000 and $24,000 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the period ended November 30, 1999, the Fund incurred fees of approximately $122,200 for the services of PMFS. As of November 30, 1999, approximately $29,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the period ended November 30, 1999, Prudential Securities Incorporated, a wholly owned subsidiary of the Prudential Insurance Company of America, earned approximately $2,900 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended November 30, 1999, were $300,546,593 and $73,370,698, respectively.

The federal income tax basis of the Fund's investments at November 30, 1999 was $247,878,492 and, accordingly, net unrealized appreciation for federal income tax purposes was $61,962,520 (gross unrealized appreciation--$67,688,045; gross unrealized depreciation--$5,725,525).

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1999, the Fund had a 1.52% undivided interest in the joint account. The undivided interest for the Fund represents $9,923,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.
--------------------------------------------------------------------------------
                                       11

                                         PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements            PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Deutsche Bank Securities Inc., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.

Goldman Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read LLC, 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
--------------------------------  ------------    ---------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold.....................     6,084,868    $    64,145,519
Shares reacquired...............    (1,188,102)       (13,262,726)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     4,896,766         50,882,793
Shares issued upon conversion
  from Class B..................        13,168            149,719
                                  ------------    ---------------
Net increase in shares
  outstanding...................     4,909,934    $    51,032,512
                                  ------------    ---------------
                                  ------------    ---------------
Class B                              Shares           Amount
--------------------------------  ------------    ---------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold.....................    12,089,533    $   129,326,211
Shares reacquired...............      (450,357)        (5,371,488)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................    11,639,176        123,954,723
Shares reacquired upon
  conversion into Class A.......       (13,191)          (149,719)
                                  ------------    ---------------
Net increase in shares
  outstanding...................    11,625,985    $   123,805,004
                                  ------------    ---------------
                                  ------------    ---------------
Class C
--------------------------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold.....................     5,292,766    $    55,378,868
Shares reacquired...............      (341,371)        (3,851,186)
                                  ------------    ---------------
Net increase in shares
  outstanding...................     4,951,395    $    51,527,682
                                  ------------    ---------------
                                  ------------    ---------------
Class Z
--------------------------------
June 30, 1999(a) through
  November 30, 1999:
Shares sold.....................     1,125,739    $    11,939,023
Shares reacquired...............      (181,054)        (2,020,857)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       944,685    $     9,918,166
                                  ------------    ---------------
                                  ------------    ---------------
---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------
                                       12

                                         PRUDENTIAL SECTOR FUNDS, INC.
Financial Highlights                     PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                      Class A               Class B               Class C
                                                                 -----------------     -----------------     -----------------
                                                                 June 30, 1999(b)      June 30, 1999(b)      June 30, 1999(b)
                                                                      Through               Through               Through
                                                                 November 30, 1999     November 30, 1999     November 30, 1999
                                                                 -----------------     -----------------     -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................         $ 10.00              $   10.00              $ 10.00
                                                                       ------                -------               ------
Income from investment operations
Net investment loss(d).......................................           (0.04)                 (0.06)               (0.07)
Net realized and unrealized gains on investment and foreign
   currency transactions.....................................            3.80                   3.78                 3.79
                                                                       ------                -------               ------
   Total from investment operations..........................            3.76                   3.72                 3.72
                                                                       ------                -------               ------
Less distributions
Distributions from net realized gains........................           (0.32)                 (0.32)               (0.32)
                                                                       ------                -------               ------
Net asset value, end of period...............................         $ 13.44              $   13.40              $ 13.40
                                                                       ------                -------               ------
                                                                       ------                -------               ------
TOTAL RETURN(a)..............................................           37.59%                 37.19%               37.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................         $65,991              $ 155,801              $66,353
Average net assets (000).....................................         $46,443              $  97,787              $46,510
Ratios to average net assets(c)(d):
   Expenses, including distribution fees.....................            1.47%                  2.22%                2.22%
   Expenses, excluding distribution fees.....................            1.22%                  1.22%                1.22%
   Net investment loss.......................................           (1.00)%                (1.75)%              (1.75)%
   Portfolio turnover rate...................................              38%
                                                                    Class Z
                                                               -----------------
                                                               June 30, 1999(b)
                                                                    Through
                                                               November 30, 1999
                                                               -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................       $ 10.00
                                                                     ------
Income from investment operations
Net investment loss(d).......................................         (0.03)
Net realized and unrealized gains on investment and foreign
   currency transactions.....................................          3.81
                                                                     ------
   Total from investment operations..........................          3.78
                                                                     ------
Less distributions
Distributions from net realized gains........................         (0.32)
                                                                     ------
Net asset value, end of period...............................       $ 13.46
                                                                     ------
                                                                     ------
TOTAL RETURN(a)..............................................         37.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................       $12,711
Average net assets (000).....................................       $ 8,743
Ratios to average net assets(c)(d):
   Expenses, including distribution fees.....................          1.22%
   Expenses, excluding distribution fees.....................          1.22%
   Net investment loss.......................................          (.75)%
   Portfolio turnover rate...................................

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of investment operations.
(c) Annualized.
(d) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                              PRUDENTIAL SECTOR FUNDS, INC.
Report of Independent Accountants             PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--Prudential Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Technology Fund (the 'Fund') at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 1999 (commencement of operations) through November 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999, by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2000


                                             PRUDENTIAL SECTOR FUNDS, INC.
Tax Information (Unaudited)                  PRUDENTIAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 1999) as to the federal tax status of dividends paid by the Fund during its fiscal year ended November 30, 1999. During 1999, the Fund paid to Class A, B, C and Z shares a short-term capital gain distribution of $.32 which is taxable as ordinary income. Further, we wish to advise you that 0% of the ordinary income dividends paid in 1999 qualified for the corporate dividends received deduction available to corporate taxpayers. For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
--------------------------------------------------------------------------------
                                       14

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Comparing a $10,000 Investment
-------------------------------------------------------------------------------
Prudential Technology Fund vs. the S&P SuperComposite 1500 Index and the S&P SC Technology Index

Class A
(GRAPH)

Class B
(GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs compare a $10,000 investment in the Prudential Technology Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's SuperComposite 1500 Index (S&P SuperComposite 1500) and the Standard & Poor's SuperComposite Technology Index (S&P SC Technology Index) by portraying the initial account values of Class A, B, C, and Z shares at the commencement of operations (June 30, 1999), and at the end of the fiscal year (November 30), as measured on a quarterly basis. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on November 30, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Since the Fund has been in existence less than one year, no average annual total returns are presented.

Class C
(GRAPH)

Class Z
(GRAPH)

The S&P SuperComposite 1500 is an unmanaged index that is a combination of the S&P 500 Index(Standard & Poor's 500 Index comprises 500 large,established, publicly traded stocks), the S&P Mid-Cap 400 Index (Standard & Poor's Mid-Cap 400 Index measures the performance of the 400 largestcompanies outside of the S&P 500), and the S&P SmallCap 600 Index (Standard & Poor's 600 Index comprises 600 small capitalization stocks) which provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization. The S&P SC Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SuperComposite 1500. Both Index returns include thereinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the S&P SuperComposite 1500 and the S&P SC Technology Index may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class    NASDAQ         Cusip
  A       --          74437K889
  B       --          74437K871
  C       --          74437K863
  Z       --          74437K855

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF188E5

(ICON)

Prudential
Utility
Fund

ANNUAL
REPORT

Nov. 30, 1999

(LOGO)

A Message from the Fund's President                             January 7, 2000
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
This has been an unusual year for utility stocks. Historically, many investors bought them for their steady dividends and inflation protection, but the sector has been transformed in recent years. The benchmarks for the Prudential Utility Fund show a strangely wide disparity: the Fund itself returned 3.64% over the 11 months ended November 30, 1999. This was a substantially higher return than the S&P 500 Utility Index, which fell 12.97% over that period. But the Lipper Utility Fund Average, reflecting the performance of utility sector mutual funds, was a surprising 10.52%.

How could this be? How could the average utility mutual fund perform so much better than the average stock in the utility sector? The answer appears to be located in the separate S&P 500 Communication Services sector, the second-best performing sector over this period. It returned 20.25%. In a period in which investors strongly favored technology stocks, even when their earnings were low or nonexistent, a similar preference affected the stocks in which a utility fund might invest.

A Wall Street Journal article by Amy Hughes (November 9, 1999) reports that "...many utility funds have evolved into go-go growth funds, driven primarily by telecommunications stocks. Telecommunications, cable, and indirect Internet plays, on average, represent about 40% of the holdings in the 38 utility funds followed by...Morningstar...Telecommunications stocks trade at richer prices than electric or energy stocks, and are more volatile. So far this year, utility funds are twice as volatile as they were in 1995...the group yields much less dividend income than it did just three years ago..."

We agree and believe that in this environment, a utility fund ought to maintain the sector's historical focus on less volatile stocks and companies with more stable earnings growth. Prudential Utility Fund Portfolio Manager David Kiefer's value-oriented strategy is consistent with this approach. He explains in the following report why he currently favors electric and gas utilities in his balance. Prudential offers other funds for investors who prefer the volatile technology sector. Consult your financial professional to see if one of these funds may be right for you.

Yours sincerely,

John R. Strangfeld
President
Prudential Sector Funds, Inc.--Prudential Utility Fund

Performance Review
-------------------------------------------------------------------------------
(PHOTO)

David A. Kiefer
Fund Manager

Investment Goals and Style
Prudential Utility Fund invests in stocks of utility companies--primarily electric, natural gas, gas pipeline, telephone and telecommunications, water, cable, airport, seaport, and toll road companies--both in the United States and abroad. Utility investments can be affected by government regulations, the price of fuel, environmental factors, and interest rates. Foreign investments are subject to additional risks, including currency, political and social risks, and illiquidity. There can be no assurance that the Fund's investment objective of total return through a combination of capital appreciation and current income will be achieved. After the end of its last fiscal reporting period, the Prudential Utility Fund, Inc. became a portfolio of the Prudential Sector Funds, Inc. It is now known as the Prudential Utility Fund, and its fiscal year end is now November 30.

We focus on value
The three major industries in the utility sector--electric, gas, and telecommunications--had greatly differing stock performance in 1999. All are undergoing rapid consolidation and regulatory change, but the competitive dynamics and business fundamentals in each are quite different, and we believe favor the electric and gas industries. This split is why they are in separate S&P 500 sectors. Nonetheless, electric and gas stocks underperformed telecoms strikingly during our reporting period, reflecting the extraordinary concentration of market favor in technology and technology-related businesses.

We view electric utilities as stable investments because their business is relatively steady through the peaks and troughs of an economic cycle, and because their higher-than-average dividend yields add some stability to their returns. However, the stock market doesn't always treat electric stocks evenly, and 1999 was their worst underperformance, compared to the S&P 500 Index, in the last 50 years. Investors ignored their bright future.

For example, the S&P 500 Index sectors had very different business fundamentals: the average profit per share for the S&P Utility Index (made up of gas and electric stocks) was $2.51--more than twice the $1.04 earnings for communications services companies. The price/earnings ratio (a measure of traditional investment value) was 16.2 times earnings for the S&P Utility Index, but 28.0 times earnings for S&P Communication Services. For our holdings, which include some of each but are predominantly gas and electric stocks, the price/earnings ratio was 17.3 times. (By comparison, the S&P 500 overall was a high 29.2 times earnings.)

Where's the growth?
These statistics reflect very optimistic views of the earnings prospects for telecommunications stocks. We think that growth investors have been buying telecommunications because they believe that new services will increase demand greatly, and powerful consolidated companies will be able to extract premium pricing. We believe, on the other hand, that the barriers to head-on competition, which are considerable for the energy utilities and should enable them to grow at a very healthy pace, are becoming nonexistent in tele-communications. We suspect that deadly competition will limit pricing power, constraining profit growth. The risk/reward tradeoff looks unattractive to us.

Performance at a Glance
For this reason, we have kept our investments in this sector modest, and have focused on strong, well-managed companies such as AT&T, Frontier Communications (taken over in 1999 at a high premium by Global Crossing), Bell Atlantic, and Telefonos de Mexico. They shared in the strong sector performance over our reporting period, and made substantial contributions to our return. However, we believe that over the longer run, our gas and electric stocks should give our shareholders good growth prospects at relatively inexpensive prices.

Power shortage means opportunity for gas
Many parts of the United States were threatened with brownouts and blackouts last summer due to a national power shortage. The measure of adequacy to meet peak demand is the capital reserve margin. This was as high as 40% in the mid-1980s, but is now below the 12.5% value taken as a minimum by the North America Electricity Reliability Council. Assuming a modest 1.8% growth in demand, we estimate it could take $20 billion to $30 billion in new plants over the next five years to get above a 12.5% capital reserve margin. The bulk of these plants--about 90%--will be gas fired because burning natural gas is cheaper and less polluting than burning oil or coal. This will boost the demand for natural gas and should lead to dramatic revenue and profit growth for companies that transport it. Four of our five largest holdings are gas pipeline companies.

Electricity--healthy and growing stronger
In addition to gas companies, the companies that will benefit from the power shortage are electric companies with gas-fired excess capacity today and quick builders of new plants. About 41% of our assets--our largest sector commitment--were invested in domestic and foreign electric companies.

Cumulative Total Returns1                              As of 11/30/99

                            Eleven           Five          Ten        Since
                            Months           Years        Years     Inception2
Class A                      3.64%         116.62%        N/A        209.52%
Class B                      2.98            108.83       184.77%     1355.26
Class C                      2.98            108.83         N/A         98.35
Class Z                      3.91              N/A          N/A         73.12
Lipper Utility Fd. Avg.3    10.52            124.99       234.58         ***


Average Annual Total Returns1                                 As of 12/31/99

                           One        Five      Ten      Since
                           Year      Years     Years   Inception2
Class A                   -1.28%     15.90%     N/A      11.49%
Class B                   -1.83      16.11     10.50%    15.69
Class C                    1.14      15.98      N/A      13.31
Class Z                    4.19       N/A       N/A      15.48

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 8/10/81; Class C, 8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the eleven-month, five-, and ten-year periods in the Utility Fund category. The Lipper average is unmanaged. Utility funds invest at least 65% of their equity portfolios in utility shares.

***Lipper Since Inception returns are 240.06% for Class A; 713.53% for Class B; 122.63% for Class C; and 76.21% for Class Z, based on all funds in each share class.
                                       1

Review Cont'd.
-------------------------------------------------------------------------------
The sector combines above-market dividend yield and growing earnings with the advantage of industry consolidation. We expect the national power shortage to result in higher electricity prices. Higher prices and rising demand mean profit growth.

The Federal Energy Regulatory Commission has been transforming the regulatory environment to create a free market in electricity generation carried by a transmission system open to all. This is promoting a widespread restructuring of the industry, with companies focusing on functions in which they are strong, and selling off their other functions. We believe that we are well positioned for the considerable amount of merger and acquisition activity with our focus on companies with either strong management or undervalued physical assets.
Over the reporting period, for example, we benefited from the sale of Sonat, Frontier, and Pacificorp to acquirers. Our largest electricity companies are Northeast Utilities and Illinova--both of which are involved in merger and acquisition activity--and Energy East.

Looking Ahead
The power shortage in the United States means swifter profit growth for its gas and electric companies. Nonetheless, they sell for slightly more than half of the price/earnings ratio of the S&P 500 overall. This is remarkable investment value. The recent stock market trend in which the most expensive stocks become even more expensive is unlikely to continue forever. Good value will attract buyers. There are few values now to compare with those in the utility sector.

Portfolio Composition

Expressed as a percentage of total net assets as of 11/30/99
U.S. Electric                 37%
U.S. Natural Gas              28
Foreign Utilities             16
U.S. Telecommunications       11
U.S. Misc.                     4
U.S. Exploration & Production  2
Cash                           2

Five Largest Holdings   Expressed as a percentage of net assets as of 11/30/99

Security/Industry
% of Net Assets           Comments

El Paso Energy            The largest gas pipeline system in the United States
Natural Gas               by mileage. Well exposed to the burgeoning demand
4.8%                      for natural gas as large numbers of gas-fired plants
                          are built and gas increases its penetration of the home heating market.

Columbia Energy Group     Gas pipelines from the Gulf of Mexico to the
Natural Gas               northeast United States and retail distribution
3.7%                      in key states with positive regulatory environments.
                          Sold its wholesale business to Enron to improve its strategic focus. Good collection of assets. Target of at least one takeover bid.

Coastal Corp.             Diversified energy company with about half its
Natural Gas               earnings from gas pipelines. Also refines oil and
3.6%                      owns 1,550 branded retail outlets for gasoline.
                          Same gas exposure as El Paso, but with a smaller pipeline business. Has great exploration and production subsidiary that is expected to increase production by 20% a year over the next few years.

Northeast Utilities       New England's largest electric utility, selling
Electricity               its power plants to focus on distribution. Merging
3.6%                      with Con Ed at a price 34% above the closing price
                          before news of the merger talks was released.

Williams Companies        Owns the largest U.S. gas pipeline system (by
Gas Pipelines             volume), and has used its rights of way to build
2.9%                      a modern fiberoptic telecommuni-cations
                          network--the fourth largest in the United States. It sold 14% of the network in a September IPO.

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Portfolio of Investments as of November 30, 1999  PRUDENTIAL UTILITY FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--107.2%
COMMON STOCKS--106.5%
------------------------------------------------------------
Business Services--1.7%
2,357,500   Convergys Corp.(a)                   $   64,389,219
------------------------------------------------------------
Diversified Manufacturing--1.9%
  215,000   Mannesmann AG (ADR) (Germany)            44,702,147
1,610,700   Viag AG (Germany)                        26,609,624
                                                 --------------
                                                     71,311,771
------------------------------------------------------------
Electrical Power--48.0%
  350,000   AES Corp.(a)/(b)                         20,278,125
1,391,600   Allegheny Energy Inc.                    40,356,400
1,400,000   Avista Corp.(b)                          22,750,000
2,616,885   CINergy Corp.                            66,239,902
  975,400   Cleco Corp.                              31,822,425
2,485,000   CMS Energy Corp.(b)                      82,626,250
1,153,381   Companhia Energetica de Minas
               Gerais-Cemig (ADR) (Brazil)           21,866,143
2,000,000   Constellation Energy Group Inc.          58,875,000
2,982,000   DPL, Inc.                                53,303,250
1,477,411   Duke Energy Co.                          74,886,270
2,914,400   Edison International                     77,231,600
3,383,500   Enel SpA (ADR) (Italy)                   14,962,733
4,365,400   Energy East Corp.                       102,586,900
3,105,100   FirstEnergy Corp.                        72,387,644
  320,200   FPL Group, Inc.                          14,008,750
2,982,000   Iberdrola SA (Spain)(b)                  41,574,205
3,276,900   Illinova Corp.                          105,270,412
1,800,000   Korea Electric Power Corp. (ADR)
               (Korea)                               36,000,000
10,023,805  National Power PLC (United
               Kingdom)                              64,492,482
6,436,800   Niagara Mohawk Holdings Inc.             96,552,000
2,728,853   NiSource Inc.                            51,336,547
6,958,900   Northeast Utilities                     147,006,762
1,547,405   NSTAR                                    64,217,308
1,666,700   PECO Energy Co.                          54,896,931
2,061,500   Pinnacle West Capital Corp.          $   68,416,031
2,541,700   Public Service Company of New
               Mexico                                42,255,763
  717,900   RGS Energy Group Inc.                    16,018,144
10,157,888  ScottishPower PLC (United Kingdom)       89,736,573
2,927,066   Sempra Energy                            54,150,721
2,123,840   Sierra Pacific Resources                 38,096,380
   44,000   Texas Utilities Co.                       1,575,750
2,496,800   Unicom Corp.                             79,741,550
1,760,140   UniSource Energy Corp.                   19,801,575
                                                 --------------
                                                  1,825,320,526
------------------------------------------------------------
Gas Distribution--7.1%
2,427,404   British Gas PLC (ADR) (United
               Kingdom)                              65,236,482
  515,600   Eastern Enterprises                      29,260,300
  696,400   Energen Corp.                            13,405,700
1,999,992   KeySpan Corp.(b)                         51,374,794
2,169,300   MCN Corp.                                54,096,919
  805,700   NICOR Inc.                               27,947,719
  619,600   Washington Gas Light Co.                 17,348,800
  303,450   Yankee Energy System, Inc.               12,953,522
                                                 --------------
                                                    271,624,236
------------------------------------------------------------
Gas Pipelines--24.5%
4,186,650   Coastal Corp.                           147,579,412
2,406,900   Columbia Energy Group                   151,032,975
  358,200   Consolidated Natural Gas Co.             22,969,575
5,097,100   El Paso Energy Corp.                    196,238,350
1,949,400   Equitable Resources, Inc.                67,863,488
4,489,450   Kinder Morgan, Inc.                      91,191,953
4,347,500   Questar Corp.                            74,722,656
4,073,000   TransCanada Pipelines, Ltd.
               (Canada)(b)                           44,902,476
1,467,100   Western Gas Resources, Inc.              16,596,569
3,521,022   Williams Companies, Inc.                118,834,493
                                                 --------------
                                                    931,931,947

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Portfolio of Investments as of November 30, 1999  PRUDENTIAL UTILITY FUND
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Oil & Gas Exploration/Production--3.0%
1,000,000   Alberta Energy Co., Ltd. (Canada)    $   29,250,000
1,100,000   Devon Energy Corp.(b)                    38,775,000
1,630,410   EEX Corp.                                 4,279,826
1,505,700   Pioneer Natural Resources Co.(b)         12,516,131
2,100,000   Union Pacific Resources Group Inc.       27,431,250
                                                 --------------
                                                    112,252,207
------------------------------------------------------------
Real Estate Investment Trust--1.8%
1,800,400   Crescent Real Estate Equities Co.        30,494,275
  964,100   Equity Residential Properties
               Trust                                 38,744,769
                                                 --------------
                                                     69,239,044
------------------------------------------------------------
Telecommunications--17.8%
2,103,300   AT&T Corp.(b)                           117,521,887
  805,400   BCE Inc. (Canada)                        54,465,175
1,000,000   Bell Atlantic Corp.                      63,312,500
  675,316   COMSAT Corp.                             12,831,004
2,631,100   Global Crossing Ltd.(a)/(b)             114,781,737
  500,000   GTE Corp.                                36,500,000
1,451,300   Millicom International Cellular SA
               (Luxembourg)(a)/(b)                   68,211,100
  710,000   Philippine Long Distance Telephone
               Co. (ADR) (Philippines)(b)            14,555,000
2,212,050   SBC Communications Inc.                 114,888,347
  269,200   Telecomunicacoes Brasileiras SA
               (ADR) (Brazil)(b)                     24,429,900
  607,800   Telefonos de Mexico, SA (ADR)
               (Mexico)(b)                           56,259,488
                                                 --------------
                                                    677,756,138
------------------------------------------------------------
Water--0.7%
3,502,900   Azurix Corp.(a)                          24,958,163
                                                 --------------
            Total common stocks
               (cost $2,822,435,395)              4,048,783,251
                                                 --------------
PREFERRED STOCKS--0.6%
------------------------------------------------------------
Gas Pipelines--0.6%
  705,700   KN Energy, Inc.
               Conv., 8.25%
               (cost $30,345,100)                $   23,023,462
                                                 --------------
------------------------------------------------------------
Principal
Amount
(000)
CORPORATE BONDS--0.1%
------------------------------------------------------------
Electrical Power--0.1%
    5,000   Texas Utilities Electric Co.
               9.75%, 5/1/21
               (cost $5,000,000)                      5,380,000
                                                 --------------
            Total long-term investments
               (cost $2,857,780,495)              4,077,186,713
                                                 --------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--6.4%
------------------------------------------------------------
Commercial Paper--3.2%
   10,000   Barton Capital Corp.(c)
               5.94%, 1/21/00                         9,915,850
   37,000   Cox Enterprises Inc.(c)
               5.85%, 12/1/99                        37,000,000
   30,000   Heller Financial Inc.(c)
               6.05%, 1/12/00                        29,788,250
            Kerr-McGee Credit Corp.(c)
   12,000   6.45%, 1/14/00                           11,905,400
   11,000   6.50%, 1/13/00                           10,914,597
            KeySpan Corp.(c)
    7,000   6.50%, 1/12/00                            6,949,917
   15,000   6.50%, 1/12/00                           14,886,250
                                                 --------------
            Total commercial paper
               (cost $121,360,264)                  121,360,264
                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL SECTOR FUNDS, INC.
PRUDENTIAL UTILITY FUND
Portfolio of Investments as of November 30, 1999
------------------------------------------------------------

Principal
Amount
(000)       Description                     Value (Note 1)
------------------------------------------------------------
Repurchase Agreement--0.1%
$   4,811   Joint Repurchase Agreement
               Account,
               5.51%, 12/1/99
               (cost $4,811,000; Note 5)         $    4,811,000
                                                 --------------
------------------------------------------------------------
Time Deposits--3.1%
   50,000   Bank of Montreal(c)
               5.96%, 1/14/00                        50,000,000
   15,694   Suntrust Bank(c)
               5.5625%, 12/1/99                      15,694,000
   50,000   Svenska Handelsbanken(c)
               6.07%, 1/14/00                        50,000,000
                                                 --------------
            Total time deposits
               (cost $115,694,000)                  115,694,000
                                                 --------------
            Total short-term investments
               (cost $241,865,264)                  241,865,264
                                                 --------------
------------------------------------------------------------
Total Investments--113.6%
            (cost $3,099,645,759; Note 4)         4,319,051,977
            Other liabilities in excess
               of assets--(13.6%)                  (517,432,122)
                                                 --------------
            Net Assets--100%                     $3,801,619,855
                                                 --------------
                                                 --------------

---------------
(a) Non-income producing.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Corporation).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
    Corporation).
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Statement of Assets and Liabilities               PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

Assets                                                                                                      November 30, 1999
Investments, at value (cost $3,099,645,759).............................................................       $ 4,319,051,977
Receivable for investments sold.........................................................................            79,808,574
Dividends and interest receivable.......................................................................            10,848,172
Receivable for Fund shares sold.........................................................................             2,558,599
Receivable for securities lending income................................................................               710,605
Deferred expenses and other assets......................................................................               103,822
                                                                                                              -----------------
   Total assets.........................................................................................         4,413,081,749
                                                                                                              -----------------
Liabilities
Dividends payable.......................................................................................           347,881,458
Payable to broker for collateral for securities on loan.................................................           235,149,494
Payable for investments purchased.......................................................................            13,945,351
Payable for Fund shares reacquired......................................................................             7,899,573
Securities lending rebate payable.......................................................................             2,094,190
Distribution fee payable................................................................................             1,781,772
Management fee payable..................................................................................             1,412,196
Accrued expenses and other liabilities..................................................................               972,585
Foreign withholding taxes payable.......................................................................               325,275
                                                                                                              -----------------
   Total liabilities....................................................................................           611,461,894
                                                                                                              -----------------
Net Assets..............................................................................................       $ 3,801,619,855
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................       $     3,450,696
   Paid-in capital in excess of par.....................................................................         2,516,794,238
                                                                                                              -----------------
                                                                                                                 2,520,244,934
   Distributions in excess of net investment income.....................................................            (3,375,858)
   Accumulated net realized gain on investments.........................................................            65,354,529
   Net unrealized appreciation on investments and foreign currencies....................................         1,219,396,250
                                                                                                              -----------------
Net assets, November 30, 1999...........................................................................       $ 3,801,619,855
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($2,439,551,593 / 221,469,877 shares of common stock issued and outstanding)......................                $11.02
   Maximum sales charge (5% of offering price)..........................................................                   .58
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $11.60
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($1,306,316,906 / 118,540,662 shares of common stock issued and outstanding)......................                $11.02
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($20,550,251 / 1,865,037 shares of common stock issued and outstanding)...........................                $11.02
   Sales charge (1% of offering price)..................................................................                   .11
                                                                                                              -----------------
   Offering price to public.............................................................................                $11.13
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($35,201,105 / 3,194,027 shares of common stock issued and outstanding)...........................                $11.02
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Statement of Operations                           PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                                             Eleven Months
                                                                                                 Ended             Year Ended
Net Investment Income                                                                      November 30, 1999    December 31, 1998
Income
   Dividends (net of foreign withholding taxes of $1,616,312 and $3,291,897,
     respectively)......................................................................     $ 127,112,916        $ 141,305,902
   Interest.............................................................................         3,303,573           13,926,018
   Income from securities loaned (net of rebate of $8,791,540)..........................         1,213,143            --
                                                                                           -----------------    -----------------
      Total income......................................................................       131,629,632          155,231,920
                                                                                           -----------------    -----------------
Expenses
   Management fee.......................................................................        16,318,008           19,099,006
   Distribution fee--Class A............................................................         6,157,192            6,629,270
   Distribution fee--Class B............................................................        15,469,787           21,200,458
   Distribution fee--Class C............................................................           223,717              203,090
   Transfer agent's fees and expenses...................................................         4,335,000            5,315,000
   Reports to shareholders..............................................................           400,000              460,000
   Custodian's fees and expenses........................................................           350,000              580,000
   Insurance............................................................................            72,000               86,000
   Legal fees and expenses..............................................................            45,000               45,000
   Registration fees....................................................................            45,000               90,000
   Audit fee and expenses...............................................................            32,000               32,000
   Directors' fees......................................................................            32,000               40,000
   Miscellaneous........................................................................            14,714               26,885
                                                                                           -----------------    -----------------
      Total expenses....................................................................        43,494,418           53,806,709
                                                                                           -----------------    -----------------
Net investment income...................................................................        88,135,214          101,425,211
                                                                                           -----------------    -----------------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions..............................................................       401,993,750          391,925,240
   Foreign currency transactions........................................................          (145,576)             486,292
                                                                                           -----------------    -----------------
                                                                                               401,848,174          392,411,532
                                                                                           -----------------    -----------------
Net change in unrealized appreciation (depreciation) of:
   Investments..........................................................................      (349,243,538)        (137,478,889)
   Foreign currencies...................................................................           (35,101)             168,826
                                                                                           -----------------    -----------------
                                                                                              (349,278,639)        (137,310,063)
                                                                                           -----------------    -----------------
Net gain on investments and foreign currencies..........................................        52,569,535          255,101,469
                                                                                           -----------------    -----------------
Net Increase in Net Assets Resulting from Operations....................................     $ 140,704,749        $ 356,526,680
                                                                                           -----------------    -----------------
                                                                                           -----------------    -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Statement of Changes in Net Assets                PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                             Eleven Months
                                                                                 Ended               Year Ended December 31,
Increase (Decrease)                                                        November 30, 1999          1998              1997
Operations
   Net investment income................................................    $     88,135,214     $  101,425,211    $  111,754,871
   Net realized gain on investments.....................................         401,848,174        392,411,532       412,749,671
   Net change in unrealized appreciation (depreciation) of
      investments.......................................................        (349,278,639)      (137,310,063)      539,842,910
                                                                           ------------------    --------------    --------------
   Net increase in net assets resulting from operations.................         140,704,749        356,526,680     1,064,347,452
                                                                           ------------------    --------------    --------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A...........................................................         (64,280,177)       (68,056,406)      (60,645,408)
      Class B...........................................................         (25,800,181)       (37,778,258)      (40,354,565)
      Class C...........................................................            (392,291)          (384,643)         (200,787)
      Class Z...........................................................          (1,080,264)        (1,307,870)       (1,038,271)
                                                                           ------------------    --------------    --------------
                                                                                 (91,552,913)      (107,527,177)     (102,239,031)
                                                                           ------------------    --------------    --------------
   Distributions in excess of net investment income
      Class A...........................................................          (2,268,012)          --                --
      Class B...........................................................            (910,314)          --                --
      Class C...........................................................             (13,841)          --                --
      Class Z...........................................................             (38,115)          --                --
                                                                           ------------------    --------------    --------------
                                                                                  (3,230,282)          --                --
                                                                           ------------------    --------------    --------------
   Distributions from net realized capital gains
      Class A...........................................................        (257,055,029)      (197,560,744)     (211,158,424)
      Class B...........................................................        (144,261,482)      (153,950,412)     (182,907,714)
      Class C...........................................................          (2,290,179)        (1,758,047)         (998,463)
      Class Z...........................................................          (3,815,172)        (3,456,422)       (3,229,427)
                                                                           ------------------    --------------    --------------
                                                                                (407,421,862)      (356,725,625)     (398,294,028)
                                                                           ------------------    --------------    --------------
Fund share transactions (net of share conversions) (Note 5)
   Proceeds from shares sold............................................         338,658,783        598,995,199       413,071,389
   Net asset value of shares issued in reinvestment of dividends and
      distributions.....................................................         141,116,049        426,138,453       459,144,179
   Cost of shares reacquired............................................      (1,120,939,298)      (883,989,695)     (865,755,515)
                                                                           ------------------    --------------    --------------
   Net increase (decrease) in net assets from Fund share transactions...        (641,164,466)       141,143,957         6,460,053
                                                                           ------------------    --------------    --------------
Total increase (decrease)...............................................      (1,002,664,774)        33,417,835       570,274,446
Net Assets
Beginning of period.....................................................       4,804,284,629      4,770,866,794     4,200,592,348
                                                                           ------------------    --------------    --------------
End of period(a)........................................................    $  3,801,619,855     $4,804,284,629    $4,770,866,794
                                                                           ------------------    --------------    --------------
                                                                           ------------------    --------------    --------------
(a) Includes undistributed net investment income of.....................    $     --             $    3,417,699    $    9,335,543
                                                                           ------------------    --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements                     PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
Prudential Sector Funds, Inc. (the 'Company'), formerly known as Prudential Utility Fund, Inc., is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four separate funds, one of which is Prudential Utility Fund (the 'Fund'). Subsequent to December 31, 1998 (the Company's prior fiscal year-end), the Company changed its fiscal year-end to November 30. The Fund is diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange and NASDAQ National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee based upon procedures adopted by the Board of Directors in consultation with the manager or subadviser.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Company's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discount on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company's expenses are allocated to the
--------------------------------------------------------------------------------
                                       9

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements                     PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
respective Funds on the basis of relative net assets except for expenses that are charged directly at a Fund level.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Securities Lending: The Fund may lend securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the eleven months ended November 30, 1999, PSI has been compensated approximately $266,500 for these services. As of November 30, 1999, approximately $54,600 of such compensation was due to PSI.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Company accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Fund of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments by $145,576 for realized foreign currency losses during the eleven months ended November 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Company has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

The Company has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Company compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. Prior to June 1, 1998, PSI was the distributor and served the Fund under the same terms and conditions as PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Company compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%
--------------------------------------------------------------------------------
                                       10

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements                     PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the eleven months ended November 30, 1999.

PIMS and PSI have advised the Fund that they received the following amounts in front-end sales charges:

                                 Eleven months     Year ended
                                ended 11/30/99      12/31/98
                                ---------------    ----------
Class A.......................     $ 395,400       $1,167,500
Class C.......................        53,300          14,700

From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PIMS and PSI have advised the Fund that they received the following amounts in contingent deferred sales charges:

                                 Eleven months     Year ended
                                ended 11/30/99      12/31/98
                                ---------------    ----------
Class B.......................    $ 1,878,700      $1,683,000
Class C.......................         13,400         10,500

PSI, PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the eleven months ended November 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Company's transfer agent. During the eleven months ended November 30, 1999, the Fund incurred fees of approximately $3,800,600 for the services of PMFS. As of November 30, 1999, approximately $332,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the eleven months ended November 30, 1999, PSI earned approximately $107,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the eleven months ended November 30, 1999, were $814,388,576 and $1,496,254,785, respectively, and for the year ended December 31, 1998 were $777,205,059 and $860,819,895, respectively.

The federal income tax basis of the Fund's investments at November 30, 1999 was $3,102,138,535 and, accordingly, net unrealized appreciation for federal income tax purposes was $1,216,913,442 (gross unrealized appreciation--$1,369,606,221; gross unrealized depreciation--$152,692,779).

As of November 30, 1999, the Fund had securities on loan with an aggregate market value of $219,166,943. The Fund received $235,149,494 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of November 30, 1999, the Fund had a 0.7% undivided interest in the joint account. The undivided interest for the Fund represents $4,811,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear Stearns & Co. Inc., 5.68%, in the principal amount of $210,000,000, repurchase price $210,033,133, due 12/1/99. The value of the collateral including accrued interest was $214,561,994.

Deutsche Bank Securities Corp., 5.41%, in the principal amount of $30,000,000, repurchase price $30,004,508, due 12/1/99. The value of the collateral including accrued interest was $30,600,246.
--------------------------------------------------------------------------------
                                       11

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements                     PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
Goldman, Sachs & Co., 5.45%, in the principal amount of $210,000,000, repurchase price $210,031,792, due 12/1/99. The value of the collateral including accrued interest was $214,200,305.

Warburg Dillon Read LLC, 5.42%, in the principal amount of $202,578,000, repurchase price $202,608,499, due 12/1/99. The value of the collateral including accrued interest was $206,633,395.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
--------------------------------  ------------    ---------------
Eleven months ended November 30,
  1999:
Shares sold.....................    14,785,271    $   181,083,952
Shares issued in reinvestment of
  dividends and distributions...     7,855,395         89,975,001
Shares reacquired...............   (44,526,267)      (531,780,531)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (21,885,601)      (260,721,578)
Shares issued upon conversion
  from Class B..................    16,038,997        193,752,614
                                  ------------    ---------------
Net decrease in shares
  outstanding...................    (5,846,604)   $   (66,968,964)
                                  ------------    ---------------
                                  ------------    ---------------
Class A                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................    19,037,525    $   237,779,818
Shares issued in reinvestment of
  dividends and distributions...    19,621,888        242,393,959
Shares reacquired...............   (29,837,592)      (374,504,596)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     8,821,821        105,669,181
Shares issued upon conversion
  from Class B..................     9,025,214        109,890,889
                                  ------------    ---------------
Net increase in shares
  outstanding...................    17,847,035    $   215,560,070
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................    18,710,671    $   214,780,201
Shares issued in reinvestment of
  dividends and distributions...    21,742,349        248,368,140
Shares reacquired...............   (41,618,692)      (478,448,444)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................    (1,165,672)       (15,300,103)
Shares issued upon conversion
  from Class B..................    24,639,335        284,415,438
                                  ------------    ---------------
Net increase in shares
  outstanding...................    23,473,663    $   269,115,335
                                  ------------    ---------------
                                  ------------    ---------------
Class B
--------------------------------
Eleven months ended November 30,
  1999:
Shares sold.....................    10,783,081    $   126,624,035
Shares issued in reinvestment of
  dividends and distributions...     4,297,088         48,815,688
Shares reacquired...............   (45,653,985)      (543,633,642)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (30,573,816)      (368,193,919)
Shares reacquired upon
  conversion into Class A.......   (16,065,511)      (193,752,614)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................   (46,639,327)   $  (561,946,533)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................    24,489,734    $   307,013,338
Shares issued in reinvestment of
  dividends and distributions...    14,344,999        177,016,698
Shares reacquired...............   (37,529,567)      (468,939,125)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     1,305,166         15,090,911
Shares reacquired upon
  conversion into Class A.......    (9,136,008)      (109,890,889)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................    (7,830,842)   $   (94,799,978)
                                  ------------    ---------------
                                  ------------    ---------------

--------------------------------------------------------------------------------
                                       12

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Notes to Financial Statements                     PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

Class B                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................    14,991,815    $   170,422,061
Shares issued in reinvestment of
  dividends and distributions...    18,013,110        205,416,554
Shares reacquired...............   (31,804,005)      (362,886,857)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     1,200,920         12,951,758
Shares reacquired upon
  conversion into Class A.......   (24,674,366)      (284,415,438)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................   (23,473,446)   $  (271,463,680)
                                  ------------    ---------------
                                  ------------    ---------------
Class C
--------------------------------
Eleven months ended November 30,
  1999:
Shares sold.....................     1,061,776    $    12,462,807
Shares issued in reinvestment of
  dividends and distributions...        62,086            706,720
Shares reacquired...............    (1,506,051)       (17,415,310)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................      (382,189)   $    (4,245,783)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................     1,692,797    $    21,154,562
Shares issued in reinvestment of
  dividends and distributions...       161,515          1,983,980
Shares reacquired...............      (701,686)        (8,661,428)
                                  ------------    ---------------
Net increase in shares
  outstanding...................     1,152,626    $    14,477,114
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................     1,039,426    $    12,054,619
Shares issued in reinvestment of
  dividends and distributions...        95,416          1,091,801
Shares reacquired...............      (591,977)        (6,968,862)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       542,865    $     6,177,558
                                  ------------    ---------------
                                  ------------    ---------------
Class Z                              Shares           Amount
--------------------------------  ------------    ---------------
Eleven months ended November 30,
  1999:
Shares sold.....................     1,557,947    $    18,487,989
Shares issued in reinvestment of
  dividends and distributions...       141,150          1,618,640
Shares reacquired...............    (2,370,022)       (28,109,815)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................      (670,925)   $    (8,003,186)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................     2,632,084    $    33,047,481
Shares issued in reinvestment of
  dividends and distributions...       383,622          4,743,816
Shares reacquired...............    (2,547,360)       (31,884,546)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       468,346    $     5,906,751
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................     1,379,164    $    15,814,508
Shares issued in reinvestment of
  dividends and distributions...       374,266          4,267,684
Shares reacquired...............    (1,523,099)       (17,451,352)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       230,331    $     2,630,840
                                  ------------    ---------------
                                  ------------    ---------------

--------------------------------------------------------------------------------
                                       13

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Financial Highlights                              PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                                             Class A
                                                                   ------------------------------------------------------------
                                                                   Eleven Months
                                                                       Ended                  Year Ended December 31,
                                                                   November 30,      ------------------------------------------
                                                                      1999(b)        1998(b)     1997(b)     1996(b)      1995
                                                                   -------------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................      $ 12.06        $12.33      $10.88      $ 9.87      $ 8.27
                                                                        -----        -------     -------     -------     ------
Income from investment operations
Net investment income...........................................          .27           .30         .34         .32         .30
Net realized and unrealized gains (losses) on investment and
   foreign currency transactions................................          .14           .69        2.53        1.80        1.79
                                                                        -----        -------     -------     -------     ------
   Total from investment operations.............................          .41           .99        2.87        2.12        2.09
                                                                        -----        -------     -------     -------     ------
Less distributions
Dividends from net investment income............................         (.27)         (.32)       (.32)       (.32)       (.30)
Distributions in excess of net investment income................         (.03)         --          --          --          --
Distributions from net realized gains...........................        (1.15)         (.94)      (1.10)       (.79)       (.19)
Distributions in excess of net realized gains...................       --              --          --          --          --
                                                                        -----        -------     -------     -------     ------
   Total distributions..........................................        (1.45)        (1.26)      (1.42)      (1.11)       (.49)
                                                                        -----        -------     -------     -------     ------
Net asset value, end of period..................................      $ 11.02        $12.06      $12.33      $10.88      $ 9.87
                                                                        -----        -------     -------     -------     ------
                                                                        -----        -------     -------     -------     ------
TOTAL RETURN(a).................................................         3.64%         7.98%      27.77%      22.09%      25.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000).............................       $2,440        $2,741      $2,583      $2,023      $1,709
Average net assets (000,000)....................................       $2,691        $2,652      $2,201      $1,786      $1,440
Ratios to average net assets:
   Expenses, including distribution fees........................          .78%(c)       .78%        .82%        .86%        .88%
   Expenses, excluding distribution fees........................          .53%(c)       .53%        .57%        .61%        .63%
   Net investment income........................................         2.45%(c)      2.43%       2.95%       3.10%       3.12%
For Class A, B, C and Z shares:
   Portfolio turnover rate......................................           19%           17%         15%         17%         14%

                                                                   1994
                                                                  ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................  $ 9.72
                                                                  ------
Income from investment operations
Net investment income...........................................     .31
Net realized and unrealized gains (losses) on investment and
   foreign currency transactions................................   (1.06)
                                                                  ------
   Total from investment operations.............................    (.75)
                                                                  ------
Less distributions
Dividends from net investment income............................    (.32)
Distributions in excess of net investment income................    --
Distributions from net realized gains...........................    (.36)
Distributions in excess of net realized gains...................    (.02)
                                                                  ------
   Total distributions..........................................    (.70)
                                                                  ------
Net asset value, end of period..................................  $ 8.27
                                                                  ------
                                                                  ------
TOTAL RETURN(a).................................................   (7.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000).............................    $254
Average net assets (000,000)....................................    $294
Ratios to average net assets:
   Expenses, including distribution fees........................     .88%
   Expenses, excluding distribution fees........................     .63%
   Net investment income........................................    3.37%
For Class A, B, C and Z shares:
   Portfolio turnover rate......................................      15%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Financial Highlights                              PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                                             Class B
                                                                   ------------------------------------------------------------
                                                                   Eleven Months
                                                                       Ended                  Year Ended December 31,
                                                                   November 30,      ------------------------------------------
                                                                      1999(b)        1998(b)     1997(b)     1996(b)      1995
                                                                   -------------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................      $ 12.05        $12.32      $10.88      $ 9.87      $ 8.26
                                                                        -----        -------     -------     -------     ------
Income from investment operations
Net investment income...........................................          .19           .21         .25         .24         .22
Net realized and unrealized gains (losses) on investment and
   foreign currency transactions................................          .13           .69        2.53        1.80        1.80
                                                                        -----        -------     -------     -------     ------
   Total from investment operations.............................          .32           .90        2.78        2.04        2.02
                                                                        -----        -------     -------     -------     ------
Less distributions
Dividends from net investment income............................         (.19)         (.23)       (.24)       (.24)       (.22)
Distributions in excess of net investment income................         (.01)         --          --          --          --
Distributions from net realized gains...........................        (1.15)         (.94)      (1.10)       (.79)       (.19)
Distributions in excess of net realized gains...................       --              --          --          --          --
                                                                        -----        -------     -------     -------     ------
   Total distributions..........................................        (1.35)        (1.17)      (1.34)      (1.03)       (.41)
                                                                        -----        -------     -------     -------     ------
Net asset value, end of period..................................      $ 11.02        $12.05      $12.32      $10.88      $ 9.87
                                                                        -----        -------     -------     -------     ------
                                                                        -----        -------     -------     -------     ------
TOTAL RETURN(a).................................................         2.98%         7.18%      26.80%      21.16%      24.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000).............................       $1,306        $1,990      $2,132      $2,137      $2,355
Average net assets (000,000)....................................       $1,691        $2,120      $2,059      $2,184      $2,450
Ratios to average net assets:
   Expenses, including distribution fees........................         1.53%(c)      1.53%       1.57%       1.61%       1.63%
   Expenses, excluding distribution fees........................          .53%(c)       .53%        .57%        .61%        .63%
   Net investment income........................................         1.71%(c)      1.67%       2.20%       2.35%       2.37%

                                                                   1994
                                                                  ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................  $ 9.69
                                                                  ------
Income from investment operations
Net investment income...........................................     .24
Net realized and unrealized gains (losses) on investment and
   foreign currency transactions................................   (1.05)
                                                                  ------
   Total from investment operations.............................    (.81)
                                                                  ------
Less distributions
Dividends from net investment income............................    (.24)
Distributions in excess of net investment income................    --
Distributions from net realized gains...........................    (.36)
Distributions in excess of net realized gains...................    (.02)
                                                                  ------
   Total distributions..........................................    (.62)
                                                                  ------
Net asset value, end of period..................................  $ 8.26
                                                                  ------
                                                                  ------
TOTAL RETURN(a).................................................   (8.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000).............................  $3,526
Average net assets (000,000)....................................  $4,152
Ratios to average net assets:
   Expenses, including distribution fees........................    1.63%
   Expenses, excluding distribution fees........................     .63%
   Net investment income........................................    2.62%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Financial Highlights                              PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                                             Class C
                                                                   ------------------------------------------------------------
                                                                   Eleven Months
                                                                       Ended                  Year Ended December 31,
                                                                   November 30,      ------------------------------------------
                                                                      1999(b)        1998(b)     1997(b)     1996(b)      1995
                                                                   -------------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................      $ 12.05        $ 12.32     $ 10.88     $ 9.87      $ 8.26
                                                                       ------        -------     -------     -------     ------
Income from investment operations
Net investment income...........................................          .19            .21         .25        .24         .22
Net realized and unrealized gains (losses) on investment and
   foreign currency transactions................................          .13            .69        2.53       1.80        1.80
                                                                       ------        -------     -------     -------     ------
   Total from investment operations.............................          .32            .90        2.78       2.04        2.02
                                                                       ------        -------     -------     -------     ------
Less distributions
Dividends from net investment income............................         (.19)          (.23)       (.24)      (.24)       (.22)
Distributions in excess of net investment income................         (.01)         --          --          --          --
Distributions from net realized gains...........................        (1.15)          (.94)      (1.10)      (.79)       (.19)
Distributions in excess of net realized gains...................       --              --          --          --          --
                                                                       ------        -------     -------     -------     ------
   Total distributions..........................................        (1.35)         (1.17)      (1.34)     (1.03)       (.41)
                                                                       ------        -------     -------     -------     ------
Net asset value, end of period..................................      $ 11.02        $ 12.05     $ 12.32     $10.88      $ 9.87
                                                                       ------        -------     -------     -------     ------
                                                                       ------        -------     -------     -------     ------
TOTAL RETURN(a).................................................         2.98%          7.18%      26.80%     21.16%      24.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................      $20,550        $27,072     $13,490     $6,001      $3,455
Average net assets (000)........................................      $24,448        $20,309     $ 9,424     $4,517      $2,181
Ratios to average net assets:
   Expenses, including distribution fees........................         1.53%(c)       1.53%       1.57%      1.61%       1.63%
   Expenses, excluding distribution fees........................          .53%(c)        .53%        .57%       .61%        .63%
   Net investment income........................................         1.71%(c)       1.71%       2.20%      2.35%       2.37%

                                                                   August 1,
                                                                    1994(d)
                                                                    Through
                                                                  December 31,
                                                                      1994
                                                                  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................     $ 9.30
                                                                      -----
Income from investment operations
Net investment income...........................................        .11
Net realized and unrealized gains (losses) on investment and
   foreign currency transactions................................       (.69)
                                                                      -----
   Total from investment operations.............................       (.58)
                                                                      -----
Less distributions
Dividends from net investment income............................       (.13)
Distributions in excess of net investment income................     --
Distributions from net realized gains...........................       (.31)
Distributions in excess of net realized gains...................       (.02)
                                                                      -----
   Total distributions..........................................       (.46)
                                                                      -----
Net asset value, end of period..................................     $ 8.26
                                                                      -----
                                                                      -----
TOTAL RETURN(a).................................................      (6.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................     $  787
Average net assets (000)........................................     $  433
Ratios to average net assets:
   Expenses, including distribution fees........................       1.70%(c)
   Expenses, excluding distribution fees........................        .70%(c)
   Net investment income........................................       2.65%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Financial Highlights                              PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------

                                                                                          Class Z
                                                                   ------------------------------------------------------
                                                                                                               March 1,
                                                                   Eleven Months     Year Ended December       1996(d)
                                                                       Ended                 31,               Through
                                                                   November 30,      -------------------     December 31,
                                                                      1999(b)        1998(b)     1997(b)       1996(b)
                                                                   -------------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............................      $ 12.07        $ 12.34     $ 10.88       $  10.05
                                                                       ------        -------     -------         ------
Income from investment operations
Net investment income...........................................          .30            .34         .36            .29
Net realized and unrealized gains (losses) on investment and
   foreign currency transactions................................          .13            .69        2.54           1.67
                                                                       ------        -------     -------         ------
   Total from investment operations.............................          .43           1.03        2.90           1.96
                                                                       ------        -------     -------         ------
Less distributions
Dividends from net investment income............................         (.30)          (.36)       (.34)          (.34)
Distributions in excess of net investment income................         (.03)         --          --              --
Distributions from net realized gains...........................        (1.15)          (.94)      (1.10)          (.79)
                                                                       ------        -------     -------         ------
   Total distributions..........................................        (1.48)         (1.30)      (1.44)         (1.13)
                                                                       ------        -------     -------         ------
Net asset value, end of period..................................      $ 11.02        $ 12.07     $ 12.34       $  10.88
                                                                       ------        -------     -------         ------
                                                                       ------        -------     -------         ------
TOTAL RETURN(a).................................................         3.91%          8.24%      28.15%         20.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................................      $35,201        $46,642     $41,904       $ 34,446
Average net assets (000)........................................      $42,002        $46,093     $35,994       $ 34,291
Ratios to average net assets:
   Expenses, including distribution fees........................          .53%(c)        .53%        .57%           .61%(c)
   Expenses, excluding distribution fees........................          .53%(c)        .53%        .57%           .61%(c)
   Net investment income........................................         2.70%(c)       2.68%       3.20%          3.35%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Report of Independent Accountants                 PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Sector Funds, Inc.--
Prudential Utility Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Sector Funds, Inc.--Prudential Utility Fund (the 'Fund') at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles . These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
January 17, 2000
--------------------------------------------------------------------------------
                                       18

                                                  PRUDENTIAL SECTOR FUNDS, INC.
Tax Information (Unaudited)                       PRUDENTIAL UTILITY FUND
--------------------------------------------------------------------------------
We are required by Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (November 30, 1999) as to the federal tax status of dividends paid by the Fund during its fiscal year ended November 30, 1999.

During the fiscal year ended November 30, 1999, the Fund paid dividends of $1.45 per Class A share, $1.35 per Class B share, $1.35 per Class C share and $1.48 per Class Z share. Of these amounts, $1.15 per Class A, B, C and Z shares represent distributions from long-term capital gains which is taxable at 20% rate gain. The remaining $.30 per Class A share, $.20 per Class B share, $.20 per Class C share and $.33 per Class Z share represent dividends from ordinary income (net investment income and short-term capital gains). Further, we wish to advise you that 99.79% of the ordinary income dividends paid in the fiscal year ended November 30, 1999, qualified for the corporate dividends received deduction available to corporate taxpayers.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
--------------------------------------------------------------------------------
                                       19

Comparing a $10,000 Investment
---------------------------------------------
Prudential Utility Fund vs. the S&P 500 Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Load        As of 11/30/99
Since Inception                11.57%
Five Years                     15.53%
One Year                      - 0.30%

Without Sales Load     As of 11/30/99
Since Inception                12.15%
Five Years                     16.72%
One Year                        4.94%

(Class B)
(GRAPH)

Average Annual Total Returns
With Sales Load        As of 11/30/99
Since Inception                15.75%
Ten Years                      11.03%
Five Years                     15.76%
One Year                       -0.81%

Without Sales Load     As of 11/30/99
Since Inception                15.75%
Ten Years                      11.03%
Five Years                     15.87%
One Year                        4.19%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class (or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in the Prudential Utility Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values of Class A, C, and Z shares at the commencement of operations, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (November 30), as measured on a quarterly basis, beginning in 1990 for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C

(Class C)
(GRAPH)

Average Annual Total Returns
With Sales Load        As of 11/30/99
Since Inception                13.50%
Five Years                     15.63%
One Year                        2.15%

Without Sales Load     As of 11/30/99
Since Inception                13.71%
Five Years                     15.87%
One Year                        4.19%

(Class Z)
(GRAPH)

Average Annual Total Returns
                       As of 11/30/99
Since Inception                15.77%
One Year                        5.22%

shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on November 30, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies that gives a broad look at how stock prices have performed. The Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class   NASDAQ    Cusip
  A     PRUAX   74437K814
  B     PRUTX   74437K822
  C      --     74437K830
  Z     PRUZX   74437K848

Directors
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
751 Broad Street, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF105E